Pioneer Ibbotson
         Asset Allocation Series
--------------------------------------------------------------------------------
         Annual Report | July 31, 2014
--------------------------------------------------------------------------------

         Ticker Symbols:

                 Conservative        Moderate         Growth        Aggressive
                  Allocation        Allocation      Allocation      Allocation
         Class       Fund              Fund            Fund            Fund
         -----       ----              ----            ----            ----
           A         PIAVX            PIALX           GRAAX            PIAAX
           B         PIBVX            PIBLX           GRABX            IALBX
           C         PICVX            PIDCX           GRACX            IALCX
           Y         IBBCX            IMOYX           IBGYX            IBAYX

         (See Note to Shareholders on page 4 for important information regarding impending changes to the portfolios' day-to-day management, asset allocation strategies and product offerings.)

         [LOGO] PIONEER
                Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Fund Reviews                                                                  8

Comparing Ongoing Fund Expenses                                              10

Prices and Distributions                                                     18

Portfolio Summary & Performance Update                                       21

Schedule of Investments                                                      41

Financial Statements                                                         49

Notes to Financial Statements                                                71

Report of Independent Registered Public Accounting Firm                      83

Trustees, Officers and Service Providers                                     84

            Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with your trusted financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

2 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing global world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 3

Portfolio Management Discussion | 7/31/14

Note to Shareholders: The Board of Trustees ("the Board") of Pioneer Ibbotson Asset Allocation Series ("the Funds") has determined that Pioneer, the Funds' investment adviser, will assume direct responsibility for the day-to-day management of each Fund's portfolio during the fourth quarter of 2014. Each Fund's asset allocation strategies will be modified in connection with Pioneer's assumption of day-to-day management responsibilities. Ibbotson Associates, Inc. will continue to serve as the Funds' sub-adviser until Pioneer assumes day-to-day management responsibilities for the Funds.

The Board also has approved the reorganization of Pioneer Ibbotson Aggressive Allocation Fund into Pioneer Ibbotson Growth Allocation Fund ("the Reorganization"). The Reorganization does not require shareholder approval and is expected to be completed during the fourth quarter of 2014.

In the following interview, portfolio manager Brian Huckstep, CFA, Ibbotson Associates, Inc., sub-adviser to the Pioneer Ibbotson Asset Allocation Series funds, discusses the market environment and the investment strategies that applied to the funds during the 12-month period ended July 31, 2014.

Q How would you characterize the economic and market backdrop during the 12-month period ended July 31, 2014?

A As the period opened in August 2013, investors seemed to have put into perspective the likely extent and impact of the inevitable reduction in policy accommodation by the U.S. Federal Reserve (the Fed). U.S. Treasury rates generally drifted higher, but the increase did not impede equity market gains. Positive sentiment was supported by continued signs of strengthening in the U.S. economy. Abroad, while slowing economic growth in China remained a concern, a consensus seemed to emerge that Europe was finally pulling out of recession. The good news on the economic front was capped in December 2013 by an upward revision in third quarter gross domestic product (GDP) growth to 4.1%. An improved tenor in U.S. budget talks leading to a bipartisan two-year deal late in the calendar year further fueled market optimism. The net result was a strong finish to 2013 for stocks, with most broad U.S. indices providing returns in the 10% range for the fourth quarter of the year.

    The mood of the market would shift in January 2014. U.S. economic data, as gauged by key employment and manufacturing indicators, came in below expectations. Meanwhile, China's manufacturing data showed signs of contracting, causing emerging markets equities to swoon and sovereign-debt spreads to widen (credit spreads reflect the yield differences between different types of fixed-income securities with similar maturities). As emerging markets currencies dipped along with other asset classes in the

4 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 developing economies, investors saw a threat to the profitability of U.S. multinational companies. The net result was that January 2014 saw most broad stock indices give up a substantial portion of their gains from the final portion of 2013.

    Stocks would recover in February on somewhat more encouraging economic data and the Fed's messaging that any changes to monetary policy would be gradual. The Fed had, by that time, already begun to taper its quantitative easing (QE) bond-purchasing program, but sent clear signals that any increase in the Federal funds rate would be driven by economic data and likely would not occur until after the tapering of QE was complete.

    The geopolitical backdrop became less benign in March 2014, as investors monitored developments in the Ukraine, which had the potential to put the U.S. and Europe at loggerheads with Russia. However, global equity markets soon resumed their upward trend despite those tensions as well as tepid U.S. growth, which was tamped down by severe weather throughout most of the continental United States. Support for equities was found both in the accommodative policies of global central banks and very low bond yields.

    As the 12-month period drew to a close, however, stocks dipped, in large part due to a confluence of geopolitical concerns. They included: alarming developments in Syria and Iraq with the potential to disrupt regional stability and the global energy supply; deepening tensions between the U.S. and Russia as a passenger airline was shot down over the Ukraine and Russia continued its aggressive stance in the region; and the escalating Israeli-Palestinian conflict.

    Over the full 12 months, the U.S. equity market returned 16.92%, as measured by the Standard & Poor's 500 Index (the S&P 500). International equities returned 15.07%, as gauged by the Morgan Stanley Capital International
    (MSCI) Europe, Australasia, Far East (EAFE) Index. Within the U.S. market, large-capitalization stocks significantly outperformed their small-cap counterparts, while growth stocks modestly outperformed their value counterparts. Bonds returned 3.97% for the 12-month period, as gauged by the Barclays Aggregate Bond Index (the Barclays Index), the most popular measure of U.S. bond market performance.

Q What were the considerations and tactical shifts that you applied to the portfolios in allocating assets during the 12-month period ended July 31, 2014, and how did your decisions affect the Funds' performance?

A Overall, our tactical emphases within the portfolios continued to be defensive during the 12-month period, and the positioning detracted from the funds' performance. Throughout the period, we maintained an underweight to equities in the portfolios. The positioning was initially driven by our concerns over the sub-par U.S. economic recovery as well as

            Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 5 the ongoing difficulties in Europe. While the tilt away from equities helped to mitigate the impact of the stock market reversals in January and July of 2014, it constrained the funds' returns to a degree over the full 12-month period as global equities provided double-digit returns. We have maintained the overall underweight to equities in the portfolios, however, as we continue to view company fundamentals as softening and equity valuations as stretched.

    Within domestic equities, the portfolios are overweight to large caps versus small caps. The overweight to large caps reflects our continued view that such stocks, overall, are in the best position to weather an uncertain economic climate and a potential lowering of corporate earnings expectations. The overweight to large caps proved helpful to the funds' performance during the period as large caps outperformed small caps by a substantial margin. The portfolios also have been underweight to real estate investment trusts (REITs), with a corresponding overweight to emerging markets equities. While both asset classes provided strong absolute returns during the period, the weightings added to the funds' performance as emerging markets outperformed REITs over the full 12 months.

    Finally, we have long viewed international equities as offering somewhat better value than U.S. stocks, and we maintained a tilt within the portfolios' equity allocations in favor of international stocks. The positioning caused a slight drag on the funds' returns over the full 12-month period, although both domestic and international equities experienced strong absolute returns.

    Within the fixed-income portion of the portfolios, we have underweighted longer-term bonds. The underweight had a modest negative effect on the funds' relative returns during the period as yields fell and bond prices rose for securities with longer maturities. In addition, our decision to trim the portfolios' exposure to lower-rated, high-yield corporate bonds was a constraint on the funds' performance during a period when having more exposure to credit-sensitive debt was rewarded in an environment of very low interest rates, which spurred a search for yield on the part of investors.

Q What factors are you watching most closely as you determine strategy for the portfolios going forward?

A Economic data across the developed world remains mixed, although the outlook remains for improved growth through the second half of 2014. In our view, this improvement appears to have already been factored into the markets, thereby increasing the potential for disappointments. U.S. equities appear to be overvalued, while emerging markets are one of the few asset classes with an attractive return outlook; although in the developing markets, macroeconomic and currency risks remain. Recent market sentiment has been

6 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 more positive towards yield-focused equities, including REITs. Most fixed-income categories have become less attractive as yields have fallen, but continue to have some relative appeal given stretched equity valuations.

    Given this outlook, we believe it is wise to allow for a margin of safety in positioning the portfolios. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

Please refer to the Schedule of Investments on pages 41-48 for a full listing of fund securities.

Each portfolio in the Ibbotson Asset Allocation Series is a "fund-of-funds" which seeks to achieve its investment objectives by investing in other funds, rather than direct positions in securities. In addition to the Fund's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. The Fund's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Each of the underlying funds has its own investment risks. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets are subject to additional risks, including that they may be less liquid and more volatile than U.S. markets; these risks may be magnified in emerging markets. Some of the underlying funds can invest in high-yield securities and/or small/emerging growth companies, which are generally subject to greater volatility than higher-grade securities and/or more-established companies.

These risks may increase share price volatility.

Before making an investment in any fund, you should consider all the risks associated with it. Please see the Fund Reviews beginning on page 8 for information on specific weightings and performance for each of the four funds in the Pioneer Ibbotson Asset Allocation Series.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing each fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 7

Fund Reviews | 7/31/14

Portfolio Reviews

Conservative Allocation

The Fund's Class A shares returned 7.10% at net asset value during the 12-month period ended July 31, 2014, while the S&P 500 returned 16.92% and the Barclays Index returned 3.97%. During the same period, the average return of the 708 mutual funds in Morningstar's Conservative Allocation Funds category was 7.47%, and the average return of the 360 mutual funds in Lipper's Mixed-Asset Target Conservative Allocation Funds category was 7.35%.

At period end, the Fund was targeting an asset allocation of 28.75% equities and 71.25% fixed income, compared with a neutral allocation of 30% equities and 70% fixed income. Within the fixed-income portion of the Fund, the largest holding at the end of the period was in Pioneer Bond Fund, at 24.4% of assets, followed by Pioneer Short Term Income Fund, at 15.9%, and Pioneer Strategic Income Fund, at 10.6%. The largest equity position in the Fund at period end was Pioneer International Value Fund, at 7.3% of assets.

Moderate Allocation

The Fund's Class A shares returned 10.48% at net asset value during the 12-month period ended July 31, 2014, while the S&P 500 returned 16.92% and the Barclays Index returned 3.97%. During the same period, the average return of the 843 mutual funds in Morningstar's Moderate Allocation Funds category was 10.59%, and the average return of the 524 mutual funds in Lipper's Mixed-Asset Target Moderate Allocation Funds category was 9.77%.

At period end, the Fund was targeting an asset allocation of 57% equities and 43% fixed income, compared with a neutral allocation of 60% equities, 40% fixed income. Within the fixed-income portion of the Fund, the largest holding at the end of the period was in Pioneer Bond Fund, at 12.2% of assets, followed by Pioneer Short Term Income Fund, at 10.1%. Within the equity portion of the Fund, Pioneer International Value Fund was the largest holding, at 13.3% of assets on July 31, 2014. Pioneer Global Equity Fund was the next-largest equity holding, at 8.9% of assets, followed by Pioneer Mid Cap Value Fund, at 6.2%.

Growth Allocation

The Fund's Class A shares returned 11.96% at net asset value during the 12-month period ended July 31, 2014, while the S&P 500 returned 16.92% and the Barclays Index returned 3.97%. During the same period, the average return of the 401 mutual funds in Morningstar's Aggressive Allocation Funds category was 12.28%, and the average return of the 591 mutual funds in Lipper's Mixed-Asset Target Growth Allocation Funds category was 11.56%.

8 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

At period end, the Fund was targeting an asset allocation of 69.75% equities and 30.25% fixed income, compared with a neutral allocation of 70% equities and 30% fixed income. Within the equity portion of the Fund, Pioneer International Value Fund was the largest holding, at 14.9% of assets on July 31, 2014. Pioneer Global Equity Fund was the next-largest equity holding, at 11.0% of assets, followed by Pioneer Mid Cap Value Fund, at 7.4%. Within the fixed-income portion of the Fund, the largest holding at the end of the period was in Pioneer Bond Fund, at 10.3%, followed by Pioneer Short Term Income Fund, at 6.3% of assets.

Aggressive Allocation

The Fund's Class A shares returned 13.12% at net asset value during the 12-month period ended July 31, 2014, while the S&P 500 returned 16.92% and the Barclays Index returned 3.97%. During the same period, the average return of the 401 mutual funds in Morningstar's Aggressive Allocation Funds category was 12.28%, and the average return of the 805 mutual funds in Lipper's Multi-Cap Core Funds category was 15.35%.

At period end, the Fund was targeting an asset allocation of 83.5% equities and 16.5% fixed income, compared with a neutral allocation of 90% equities and 10% fixed income. Within the equity portion of the fund, Pioneer International Value Fund was the largest holding, at 19.1% of assets on July 31, 2014. Pioneer Global Equity Fund was the next-largest equity holding, at 12.1% of assets, followed by Pioneer Emerging Markets Fund at 10.4%. As of July 31, 2014, the largest fixed-income position in the Fund was Pioneer Bond Fund, at 5.1% of assets.

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

            Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 9

Comparing Ongoing Fund Expenses
Pioneer Ibbotson Conservative Allocation Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Conservative Allocation Fund

Based on actual returns from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,038.60      $1,033.76      $1,035.11      $1,034.67
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.38      $   12.00      $   11.05      $    8.48
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.46%, 2.38%, 2.19% and 1.68% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

10 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Conservative Allocation Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C             Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,017.55      $1,012.99      $1,013.93      $1,016.46
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.30      $   11.88      $   10.94      $    8.40
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.46%, 2.38%, 2.19% and 1.68% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 11

Comparing Ongoing Fund Expenses
Pioneer Ibbotson Moderate Allocation Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate
Allocation Fund

Based on actual returns from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,055.51      $1,050.15      $1,051.57      $1,056.61
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.29      $   11.74      $   10.78      $    6.07
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.43%, 2.31%, 2.12% and 1.19% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

12 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate
Allocation Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,017.70      $1,013.34      $1,014.28      $1,018.89
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.15      $   11.53      $   10.59      $    5.96
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.43%, 2.31%, 2.12% and 1.19% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 13

Comparing Ongoing Fund Expenses
Pioneer Ibbotson Growth Allocation Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth
Allocation Fund

Based on actual returns from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,064.16      $1,058.60      $1,059.51      $1,065.19
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.73      $   12.25      $   11.23      $    6.30
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.51%, 2.40%, 2.20% and 1.23% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

14 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,017.31      $1,012.89      $1,013.88      $1,018.70
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    7.55      $   11.98      $   10.99      $    6.16
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.51%, 2.40%, 2.20% and 1.23% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 15

Comparing Ongoing Fund Expenses
Pioneer Ibbotson Aggressive Allocation Fund

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation Fund

Based on actual returns from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,071.31      $1,066.54      $1,067.76      $1,072.32
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    8.53      $   12.86      $   12.10      $    7.04
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.66%, 2.51%, 2.36% and 1.37% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

16 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                    A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value      $1,016.56      $1,012.35      $1,013.09      $1,018.00
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    8.30      $   12.52      $   11.78      $    6.85
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.66%, 2.51%, 2.36% and 1.37% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 17

Prices and Distributions | 7/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------
Conservative Allocation Fund

--------------------------------------------------------------------------------
         Class                       7/31/14                          7/31/13
--------------------------------------------------------------------------------
           A                          $11.86                           $11.42
--------------------------------------------------------------------------------
           B                          $11.65                           $11.18
--------------------------------------------------------------------------------
           C                          $11.51                           $11.09
--------------------------------------------------------------------------------
           Y                          $11.32                           $10.86
--------------------------------------------------------------------------------

Moderate Allocation Fund

--------------------------------------------------------------------------------
         Class                       7/31/14                          7/31/13
--------------------------------------------------------------------------------
           A                          $12.73                           $11.72
--------------------------------------------------------------------------------
           B                          $12.34                           $11.31
--------------------------------------------------------------------------------
           C                          $11.82                           $10.92
--------------------------------------------------------------------------------
           Y                          $12.88                           $11.86
--------------------------------------------------------------------------------

Growth Allocation Fund

--------------------------------------------------------------------------------
         Class                       7/31/14                          7/31/13
--------------------------------------------------------------------------------
           A                          $13.60                           $12.32
--------------------------------------------------------------------------------
           B                          $12.10                           $10.93
--------------------------------------------------------------------------------
           C                          $12.82                           $11.65
--------------------------------------------------------------------------------
           Y                          $13.88                           $12.56
--------------------------------------------------------------------------------

Aggressive Allocation Fund

--------------------------------------------------------------------------------
       Class                       7/31/14                          7/31/13
--------------------------------------------------------------------------------
         A                          $13.97                           $12.47
--------------------------------------------------------------------------------
         B                          $13.15                           $11.72
--------------------------------------------------------------------------------
         C                          $13.23                           $11.83
--------------------------------------------------------------------------------
         Y                          $14.07                           $12.49
--------------------------------------------------------------------------------

18 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Distributions per Share: 8/1/13-7/31/14
--------------------------------------------------------------------------------
Conservative Allocation Fund

--------------------------------------------------------------------------------
                       Net Investment        Short-Term            Long-Term
        Class              Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A               $0.3586                $ --                  $ --
--------------------------------------------------------------------------------
          B               $0.2232                $ --                  $ --
--------------------------------------------------------------------------------
          C               $0.2834                $ --                  $ --
--------------------------------------------------------------------------------
          Y               $0.2724                $ --                  $ --
--------------------------------------------------------------------------------

Moderate Allocation Fund

--------------------------------------------------------------------------------
                       Net Investment        Short-Term             Long-Term
        Class              Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A               $0.2108                $ --                  $ --
--------------------------------------------------------------------------------
          B               $0.0445                $ --                  $ --
--------------------------------------------------------------------------------
          C               $0.1539                $ --                  $ --
--------------------------------------------------------------------------------
          Y               $0.2380                $ --                  $ --
--------------------------------------------------------------------------------

Growth Allocation Fund

--------------------------------------------------------------------------------
                       Net Investment        Short-Term             Long-Term
        Class              Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A               $0.1855                $ --                  $ --
--------------------------------------------------------------------------------
          B               $0.0218                $ --                  $ --
--------------------------------------------------------------------------------
          C               $0.1181                $ --                  $ --
--------------------------------------------------------------------------------
          Y               $0.2097                $ --                  $ --
--------------------------------------------------------------------------------

Aggressive Allocation Fund

--------------------------------------------------------------------------------
                       Net Investment        Short-Term             Long-Term
        Class              Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A               $0.1308                $ --                  $ --
--------------------------------------------------------------------------------
          B               $    --                $ --                  $ --
--------------------------------------------------------------------------------
          C               $0.0589                $ --                  $ --
--------------------------------------------------------------------------------
          Y               $0.1020                $ --                  $ --
--------------------------------------------------------------------------------

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 19

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 22-25, 27-30, 32-35 and 37-40.

20 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Portfolio Summary | 7/31/14
Pioneer Ibbotson Conservative Allocation Fund

Target Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Fixed Income                                                                70%
Equity                                                                      30%

Actual Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Fixed Income                                                              69.0%
U.S. Equity                                                               18.6%
International Equity                                                      12.4%

Actual Portfolio Holdings
(based on total portfolio)
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                     4.13%
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                       3.10
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
  Class Y                                                                  2.08
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                           2.07%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class Y                                         2.06
--------------------------------------------------------------------------------
Pioneer Real Estate Shares Class Y                                         1.04
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth
  Fund Class Y                                                             1.04
--------------------------------------------------------------------------------
Pioneer Disciplined Growth Fund Class Y                                    1.04
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth
  Fund Class Y                                                             1.04
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class Y                                         1.03
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Value Fund Class Y                                   7.28%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class Y                                         4.17
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund Class Y                                      1.04
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class Y                                                 24.37%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund Class Y                                    15.94
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class Y                                     10.60
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund Class Y                                     6.32
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                        4.25
--------------------------------------------------------------------------------
Pioneer High Yield Fund Class Y                                            3.16
--------------------------------------------------------------------------------
Pioneer Global Multisector Income
  Fund Class Y                                                             2.12
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund Class Y                                         1.06
--------------------------------------------------------------------------------
Pioneer Multi-Asset Ultrashort Income
  Fund Class Y                                                             1.06
--------------------------------------------------------------------------------

This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 21

Performance Update | 7/31/14                                      Class A Shares
Pioneer Ibbotson Conservative Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Ibbotson Conservative Allocation Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
               Net        Public       Barclays     Standard
               Asset      Offering     Aggregate    & Poor's
               Value      Price        Bond         500
Period         (NAV)      (POP)        Index        Index
--------------------------------------------------------------------------------
Life-of-Class
5/12/2005      4.90%      4.23%        4.76%         7.81%
5 Years        7.67       6.39         4.47         16.78
1 Year         7.10       0.99         3.97         16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.48%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Conservative      & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
5/31/2005               $  9,425          $ 10,000      $ 10,000
7/31/2005               $  9,599          $ 10,387      $  9,963
7/31/2006               $  9,919          $ 10,945      $ 10,108
7/31/2007               $ 10,800          $ 12,710      $ 10,672
7/31/2008               $ 10,490          $ 11,300      $ 11,329
7/31/2009               $ 10,024          $ 9,046       $ 12,217
7/31/2010               $ 11,215          $ 10,298      $ 13,306
7/31/2011               $ 12,230          $ 12,322      $ 13,896
7/31/2012               $ 12,456          $ 13,444      $ 14,904
7/31/2013               $ 13,542          $ 16,802      $ 14,620
7/31/2014               $ 14,504          $ 19,645      $ 15,201

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

22 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class B Shares

Pioneer Ibbotson Conservative Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Ibbotson Conservative Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                    Barclays    Standard
                                    Aggregate   & Poor's
               If        If         Bond        500
Period         Held      Redeemed   Index       Index
--------------------------------------------------------------------------------
Life-of-Class
5/12/2005      3.99%     3.99%       4.76%       7.81%
5 Years        6.72      6.72        4.47       16.78
1 Year         6.26      2.26        3.97       16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.32%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Conservative      & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
5/31/2005               $ 10,000          $ 10,000      $ 10,000
7/31/2005               $ 10,178          $ 10,387      $  9,963
7/31/2006               $ 10,409          $ 10,945      $ 10,108
7/31/2007               $ 11,250          $ 12,710      $ 10,672
7/31/2008               $ 10,832          $ 11,300      $ 11,329
7/31/2009               $ 10,257          $  9,046      $ 12,217
7/31/2010               $ 11,364          $ 10,298      $ 13,306
7/31/2011               $ 12,290          $ 12,322      $ 13,896
7/31/2012               $ 12,419          $ 13,444      $ 14,904
7/31/2013               $ 13,366          $ 16,802      $ 14,620
7/31/2014               $ 14,202          $ 19,645      $ 15,201

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 23

Performance Update | 7/31/14                                      Class C Shares
Pioneer Ibbotson Conservative Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Ibbotson Conservative Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
5/12/2005      4.03%     4.03%       4.76%       7.81%
5 Years        6.85      6.85        4.47        16.78
1 Year         6.42      6.42        3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Conservative      & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
5/31/2005               $ 10,000          $ 10,000      $ 10,000
7/31/2005               $ 10,168          $ 10,387      $  9,963
7/31/2006               $ 10,419          $ 10,945      $ 10,108
7/31/2007               $ 11,253          $ 12,710      $ 10,672
7/31/2008               $ 10,844          $ 11,300      $ 11,329
7/31/2009               $ 10,244          $  9,046      $ 12,217
7/31/2010               $ 11,362          $ 10,298      $ 13,306
7/31/2011               $ 12,291          $ 12,322      $ 13,896
7/31/2012               $ 12,433          $ 13,444      $ 14,904
7/31/2013               $ 13,407          $ 16,802      $ 14,620
7/31/2014               $ 14,267          $ 19,645      $ 15,201

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

24 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class Y Shares

Pioneer Ibbotson Conservative Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Ibbotson Conservative Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
5/12/2005      3.83%     3.83%       4.76%        7.81%
5 Years        7.18      7.18        4.47        16.78
1 Year         6.83      6.83        3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Conservative      & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
5/31/2005               $ 5,000,000       $ 5,000,000   $ 5,000,000
7/31/2005               $ 5,094,059       $ 5,193,294   $ 4,981,499
7/31/2006               $ 5,268,849       $ 5,472,497   $ 5,054,204
7/31/2007               $ 5,738,328       $ 6,354,931   $ 5,336,140
7/31/2008               $ 5,541,848       $ 5,650,116   $ 5,664,329
7/31/2009               $ 4,950,847       $ 4,522,962   $ 6,108,716
7/31/2010               $ 5,539,507       $ 5,149,089   $ 6,652,993
7/31/2011               $ 6,047,788       $ 6,160,781   $ 6,948,116
7/31/2012               $ 6,068,113       $ 6,721,761   $ 7,452,144
7/31/2013               $ 6,553,856       $ 8,401,014   $ 7,310,182
7/31/2014               $ 7,001,715       $ 9,822,588   $ 7,600,355

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on October 5, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 25

Portfolio Summary | 7/31/14
Pioneer Ibbotson Moderate Allocation Fund

Target Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                      60%
Fixed Income                                                                40%

Actual Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Fixed Income                                                              39.3%
U.S. Equity                                                               33.4%
International Equity                                                      27.3%

Actual Portfolio Holdings
(based on total portfolio)
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class Y                                        6.16%
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                    6.02
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth
  Fund Class Y                                                            5.94
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                      3.10
--------------------------------------------------------------------------------
Pioneer Real Estate Shares Class Y                                        2.60
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
  Class Y                                                                 2.23
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth Fund
  Class Y                                                                 2.17
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                          2.07
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class Y                                        2.02
--------------------------------------------------------------------------------
Pioneer Disciplined Growth Fund Class Y                                   1.09
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Value Fund Class Y                                 13.25%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class Y                                        8.86
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund Class Y                                     5.15
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class Y                                                12.15%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund Class Y                                   10.08
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund Class Y                                    4.06
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class Y                                     4.00
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                       3.99
--------------------------------------------------------------------------------
Pioneer High Yield Fund Class Y                                           2.02
--------------------------------------------------------------------------------
Pioneer Global Multisector Income
  Fund Class Y                                                            2.02
--------------------------------------------------------------------------------
Pioneer Multi-Asset Ultrashort
  Income Fund Class Y                                                     1.00
--------------------------------------------------------------------------------

This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

26 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class A Shares
Pioneer Ibbotson Moderate Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Ibbotson Moderate Allocation Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
               Net      Public      Barclays    Standard
               Asset    Offering    Aggregate   & Poor's
               Value    Price       Bond        500
Period         (NAV)    (POP)       Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.00%   5.38%       4.69%       8.39%
5 Years        10.00    8.70        4.47       16.78
1 Year         10.48    4.09        3.97       16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Moderate          & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
8/31/2004               $  9,425          $ 10,000      $ 10,000
7/31/2005               $ 10,570          $ 11,404      $ 10,479
7/31/2006               $ 11,097          $ 12,018      $ 10,632
7/31/2007               $ 12,493          $ 13,955      $ 11,225
7/31/2008               $ 11,560          $ 12,408      $ 11,915
7/31/2009               $ 10,266          $  9,932      $ 12,850
7/31/2010               $ 11,627          $ 11,307      $ 13,995
7/31/2011               $ 13,128          $ 13,529      $ 14,616
7/31/2012               $ 13,092          $ 14,761      $ 15,676
7/31/2013               $ 14,966          $ 18,449      $ 15,378
7/31/2014               $ 16,535          $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 27

Performance Update | 7/31/14                                      Class B Shares

Pioneer Ibbotson Moderate Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Ibbotson Moderate Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004       4.81%     4.81%       4.69%        8.39%
5 Years        9.09      9.09        4.47        16.78
1 Year         9.51      5.51        3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               2.37%     2.31%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Moderate          & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
8/31/2004               $ 10,000          $ 10,000      $ 10,000
7/31/2005               $ 10,978          $ 11,404      $ 10,479
7/31/2006               $ 11,417          $ 12,018      $ 10,632
7/31/2007               $ 12,753          $ 13,955      $ 11,225
7/31/2008               $ 11,691          $ 12,408      $ 11,915
7/31/2009               $ 10,311          $  9,932      $ 12,850
7/31/2010               $ 11,588          $ 11,307      $ 13,995
7/31/2011               $ 12,967          $ 13,529      $ 14,616
7/31/2012               $ 12,838          $ 14,761      $ 15,676
7/31/2013               $ 14,547          $ 18,449      $ 15,378
7/31/2014               $ 15,931          $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


28 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class C Shares

Pioneer Ibbotson Moderate Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Ibbotson Moderate Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004       4.82%     4.82%       4.69%        8.39%
5 Years        9.21      9.21        4.47        16.78
1 Year         9.70      9.70        3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Moderate          & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
8/31/2004               $ 10,000          $ 10,000      $ 10,000
7/31/2005               $ 11,122          $ 11,404      $ 10,479
7/31/2006               $ 11,573          $ 12,018      $ 10,632
7/31/2007               $ 12,941          $ 13,955      $ 11,225
7/31/2008               $ 11,882          $ 12,408      $ 11,915
7/31/2009               $ 10,474          $  9,932      $ 12,850
7/31/2010               $ 11,776          $ 11,307      $ 13,995
7/31/2011               $ 13,203          $ 13,529      $ 14,616
7/31/2012               $ 13,061          $ 14,761      $ 15,676
7/31/2013               $ 14,833          $ 18,449      $ 15,378
7/31/2014               $ 16,271          $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 29

Performance Update | 7/31/14                                      Class Y Shares

Pioneer Ibbotson Moderate Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Ibbotson Moderate Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.44%     6.44%      4.69%        8.39%
5 Years        10.36     10.36       4.47        16.78
1 Year         10.68     10.68       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Ibbotson  Standard      Barclays
                        Moderate          & Poor's      Aggregate
                        Allocation Fund   500 Index     Bond Index
8/31/2004               $ 5,000,000       $  5,000,000  $ 5,000,000
7/31/2005               $ 5,606,494       $  5,702,219  $ 5,239,528
7/31/2006               $ 5,913,111       $  6,008,783  $ 5,315,999
7/31/2007               $ 6,680,624       $  6,977,694  $ 5,612,540
7/31/2008               $ 6,206,468       $  6,203,810  $ 5,957,728
7/31/2009               $ 5,580,029       $  4,966,198  $ 6,425,134
7/31/2010               $ 6,347,323       $  5,653,685  $ 6,997,603
7/31/2011               $ 7,195,925       $  6,764,521  $ 7,308,012
7/31/2012               $ 7,195,817       $  7,380,477  $ 7,838,149
7/31/2013               $ 8,252,035       $  9,224,292  $ 7,688,833
7/31/2014               $ 9,133,745       $ 10,785,178  $ 7,994,036

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 23, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

30 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Portfolio Summary | 7/31/14

Pioneer Ibbotson Growth Allocation Fund

Target Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                      70%
Fixed Income                                                                30%

Actual Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Equity                                                               41.1%
International Equity                                                      33.1%
Fixed Income                                                              25.5%

Actual Portfolio Holdings
(based on total portfolio)
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class Y                                        7.32%
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                    6.06
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth
  Fund Class Y                                                            5.76
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth
  Fund Class Y                                                            3.74
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                          3.61
--------------------------------------------------------------------------------
Pioneer Real Estate Shares Class Y                                        3.43
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
  Class Y                                                                 3.40
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                      3.20
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class Y                                        3.15
--------------------------------------------------------------------------------
Pioneer Disciplined Growth Fund Class Y                                   1.70
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth
  Fund Class Y                                                            0.00*
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Value Fund Class Y                                 14.85%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class Y                                       10.99
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund Class Y                                     7.23
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class Y                                                10.29%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund Class Y                                    6.33
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class Y                                     3.53
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund Class Y                                    1.91
--------------------------------------------------------------------------------
Pioneer Global Multisector Income
  Fund Class Y                                                            1.85
--------------------------------------------------------------------------------
Pioneer High Yield Fund Class Y                                           0.93
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                       0.68
--------------------------------------------------------------------------------

This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

*   Rounds to less than 0.01%.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 31

Performance Update | 7/31/14                                      Class A Shares

Pioneer Ibbotson Growth Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Ibbotson Growth Allocation Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
               Net      Public      Barclays    Standard
               Asset    Offering    Aggregate   & Poor's
               Value    Price       Bond        500
Period         (NAV)    (POP)       Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.32%   5.69%       4.69%        8.39%
5 Years        10.96    9.64        4.47        16.78
1 Year         11.96    5.53        3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.53%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Growth             & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $  9,425           $ 10,000      $ 10,000
7/31/2005               $ 10,892           $ 11,404      $ 10,479
7/31/2006               $ 11,577           $ 12,018      $ 10,632
7/31/2007               $ 13,281           $ 13,955      $ 11,225
7/31/2008               $ 11,969           $ 12,408      $ 11,915
7/31/2009               $ 10,115           $  9,932      $ 12,850
7/31/2010               $ 11,520           $ 11,307      $ 13,995
7/31/2011               $ 13,231           $ 13,529      $ 14,616
7/31/2012               $ 13,058           $ 14,761      $ 15,676
7/31/2013               $ 15,199           $ 18,449      $ 15,378
7/31/2014               $ 17,016           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

32 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class B Shares

Pioneer Ibbotson Growth Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Ibbotson Growth Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        4.58%     4.58%      4.69%        8.39%
5 Years        10.07     10.07       4.47        16.78
1 Year         10.91      6.91       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               2.44%     2.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Growth             & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 10,000           $ 10,000      $ 10,000
7/31/2005               $ 11,046           $ 11,404      $ 10,479
7/31/2006               $ 11,657           $ 12,018      $ 10,632
7/31/2007               $ 13,250           $ 13,955      $ 11,225
7/31/2008               $ 11,838           $ 12,408      $ 11,915
7/31/2009               $  9,938           $  9,932      $ 12,850
7/31/2010               $ 11,233           $ 11,307      $ 13,995
7/31/2011               $ 12,795           $ 13,529      $ 14,616
7/31/2012               $ 12,538           $ 14,761      $ 15,676
7/31/2013               $ 14,476           $ 18,449      $ 15,378
7/31/2014               $ 16,056           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 33

Performance Update | 7/31/14                                      Class C Shares

Pioneer Ibbotson Growth Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Ibbotson Growth Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        5.25%     5.25%      4.69%        8.39%
5 Years        10.20     10.20       4.47        16.78
1 Year         11.09     11.09       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Growth             & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 10,000           $ 10,000      $ 10,000
7/31/2005               $ 11,310           $ 11,404      $ 10,479
7/31/2006               $ 11,933           $ 12,018      $ 10,632
7/31/2007               $ 13,575           $ 13,955      $ 11,225
7/31/2008               $ 12,158           $ 12,408      $ 11,915
7/31/2009               $ 10,203           $  9,932      $ 12,850
7/31/2010               $ 11,537           $ 11,307      $ 13,995
7/31/2011               $ 13,164           $ 13,529      $ 14,616
7/31/2012               $ 12,913           $ 14,761      $ 15,676
7/31/2013               $ 14,925           $ 18,449      $ 15,378
7/31/2014               $ 16,581           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

34 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class Y Shares

Pioneer Ibbotson Growth Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Ibbotson Growth Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.79%     6.79%      4.69%        8.39%
5 Years        11.05     11.05       4.47        16.78
1 Year         12.25     12.25       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.28%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Growth             & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 5,000,000        $  5,000,000  $ 5,000,000
7/31/2005               $ 5,776,725        $  5,702,219  $ 5,239,528
7/31/2006               $ 6,193,377        $  6,008,783  $ 5,315,999
7/31/2007               $ 7,114,596        $  6,977,694  $ 5,612,540
7/31/2008               $ 6,470,796        $  6,203,810  $ 5,957,728
7/31/2009               $ 5,585,334        $  4,966,198  $ 6,425,134
7/31/2010               $ 6,385,461        $  5,653,685  $ 6,997,603
7/31/2011               $ 7,368,224        $  6,764,521  $ 7,308,012
7/31/2012               $ 7,200,258        $  7,380,477  $ 7,838,149
7/31/2013               $ 8,402,575        $  9,224,292  $ 7,688,833
7/31/2014               $ 9,431,945        $ 10,785,178  $ 7,994,036

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 26, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 35

Portfolio Summary | 7/31/14

Pioneer Ibbotson Aggressive Allocation Fund

Target Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                      90%
Fixed Income                                                                10%


Actual Asset Allocations
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Equity                                                               46.8%
International Equity                                                      41.6%
Fixed Income                                                              11.6%

Actual Portfolio Holdings
(based on total portfolio)
--------------------------------------------------------------------------------

U.S. Stocks
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund Class Y                                        9.38%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth
  Fund Class Y                                                            7.95
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                    5.72
--------------------------------------------------------------------------------
Pioneer Real Estate Shares Class Y                                        4.51
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth
  Fund Class Y                                                            4.19
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class Y                                          3.62
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
  Class Y                                                                 3.19
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                      3.08
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class Y                                        3.03
--------------------------------------------------------------------------------
Pioneer Disciplined Growth Fund Class Y                                   2.18
--------------------------------------------------------------------------------
International Stocks
--------------------------------------------------------------------------------
Pioneer International Value Fund Class Y                                 19.12%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class Y                                       12.10
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund Class Y                                    10.37
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------
Pioneer Bond Fund Class Y                                                 5.12%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class Y                                     3.61
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund Class Y                                    2.83
--------------------------------------------------------------------------------

This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

36 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class A Shares

Pioneer Ibbotson Aggressive Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Ibbotson Aggressive Allocation Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
               Net      Public      Barclays    Standard
               Asset    Offering    Aggregate   & Poor's
               Value    Price       Bond        500
Period         (NAV)    (POP)       Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.49%    5.86%      4.69%        8.39%
5 Years        11.61    10.29       4.47        16.78
1 Year         13.12     6.62       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Aggressive         & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $  9,425           $ 10,000      $ 10,000
7/31/2005               $ 11,173           $ 11,404      $ 10,479
7/31/2006               $ 11,989           $ 12,018      $ 10,632
7/31/2007               $ 13,956           $ 13,955      $ 11,225
7/31/2008               $ 12,276           $ 12,408      $ 11,915
7/31/2009               $  9,938           $  9,932      $ 12,850
7/31/2010               $ 11,345           $ 11,307      $ 13,995
7/31/2011               $ 13,208           $ 13,529      $ 14,616
7/31/2012               $ 12,804           $ 14,761      $ 15,676
7/31/2013               $ 15,218           $ 18,449      $ 15,378
7/31/2014               $ 17,214           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 37

Performance Update | 7/31/14                                      Class B Shares

Pioneer Ibbotson Aggressive Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Ibbotson Aggressive Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        5.32%     5.32%      4.69%        8.39%
5 Years        10.72     10.72       4.47        16.78
1 Year         12.20      8.20       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               2.61%     2.52%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Aggressive         & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 10,000           $ 10,000      $ 10,000
7/31/2005               $ 11,690           $ 11,404      $ 10,479
7/31/2006               $ 12,434           $ 12,018      $ 10,632
7/31/2007               $ 14,361           $ 13,955      $ 11,225
7/31/2008               $ 12,534           $ 12,408      $ 11,915
7/31/2009               $ 10,066           $  9,932      $ 12,850
7/31/2010               $ 11,397           $ 11,307      $ 13,995
7/31/2011               $ 13,165           $ 13,529      $ 14,616
7/31/2012               $ 12,675           $ 14,761      $ 15,676
7/31/2013               $ 14,929           $ 18,449      $ 15,378
7/31/2014               $ 16,751           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

38 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class C Shares

Pioneer Ibbotson Aggressive Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Ibbotson Aggressive Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        5.53%     5.53%      4.69%        8.39%
5 Years        10.84     10.84       4.47        16.78
1 Year         12.35     12.35       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Aggressive         & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 10,000           $ 10,000      $ 10,000
7/31/2005               $ 11,563           $ 11,404      $ 10,479
7/31/2006               $ 12,299           $ 12,018      $ 10,632
7/31/2007               $ 14,221           $ 13,955      $ 11,225
7/31/2008               $ 12,429           $ 12,408      $ 11,915
7/31/2009               $  9,979           $  9,932      $ 12,850
7/31/2010               $ 11,302           $ 11,307      $ 13,995
7/31/2011               $ 13,069           $ 13,529      $ 14,616
7/31/2012               $ 12,597           $ 14,761      $ 15,676
7/31/2013               $ 14,861           $ 18,449      $ 15,378
7/31/2014               $ 16,697           $ 21,570      $ 15,988

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 39

Performance Update | 7/31/14                                      Class Y Shares

Pioneer Ibbotson Aggressive Allocation Fund

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Ibbotson Aggressive Allocation Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                     Barclays    Standard
                                     Aggregate   & Poor's
               If        If          Bond        500
Period         Held      Redeemed    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
8/9/2004        6.76%     6.76%      4.69%        8.39%
5 Years        11.77     11.77       4.47        16.78
1 Year         13.50     13.50       3.97        16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Ibbotson   Standard      Barclays
                        Aggressive         & Poor's      Aggregate
                        Allocation Fund    500 Index     Bond Index
8/31/2004               $ 5,000,000        $  5,000,000  $ 5,000,000
7/31/2005               $ 5,929,998        $  5,702,219  $ 5,239,528
7/31/2006               $ 6,379,347        $  6,008,783  $ 5,315,999
7/31/2007               $ 7,470,251        $  6,977,694  $ 5,612,540
7/31/2008               $ 6,661,413        $  6,203,810  $ 5,957,728
7/31/2009               $ 5,372,710        $  4,966,198  $ 6,425,134
7/31/2010               $ 6,151,437        $  5,653,685  $ 6,997,603
7/31/2011               $ 7,216,848        $  6,764,521  $ 7,308,012
7/31/2012               $ 6,945,791        $  7,380,477  $ 7,838,149
7/31/2013               $ 8,256,149        $  9,224,292  $ 7,688,833
7/31/2014               $ 9,371,094        $ 10,785,178  $ 7,994,036

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 23, 2005 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

40 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Schedule of Investments | 7/31/14
Pioneer Ibbotson Conservative Allocation Fund

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               MUTUAL FUNDS -- 94.9%
               PIONEER FUNDS* -- 94.9%
 1,686,460     Pioneer Bond Fund Class Y                            $ 16,459,845
    85,125     Pioneer Core Equity Fund Class Y                        1,398,604
    40,153     Pioneer Disciplined Growth Fund Class Y                   703,085
   137,391     Pioneer Disciplined Value Fund Class Y                  2,787,657
   285,961     Pioneer Dynamic Credit Fund Class Y                     2,868,189
    25,794     Pioneer Emerging Markets Fund Class Y                     704,189
    19,793     Pioneer Equity Income Fund Class Y                        697,114
   102,989     Pioneer Floating Rate Fund Class Y                        715,772
    51,306     Pioneer Fund Class Y                                    2,097,392
    80,095     Pioneer Fundamental Growth Fund Class Y                 1,406,475
   204,577     Pioneer Global Equity Fund Class Y                      2,814,973
   429,821     Pioneer Global High Yield Fund Class Y                  4,272,424
   128,640     Pioneer Global Multisector Income Fund Class Y          1,429,190
   196,990     Pioneer High Yield Fund Class Y                         2,131,428
   213,873     Pioneer International Value Fund Class Y                4,916,947
    47,879     Pioneer Mid Cap Value Fund Class Y                      1,394,235
    71,202     Pioneer Multi-Asset Ultrashort Income Fund                717,004
               Class Y
    18,273     Pioneer Oak Ridge Small Cap Growth Fund                   703,523
               Class Y
    24,862     Pioneer Real Estate Shares Class Y                        705,573
    16,637     Pioneer Select Mid Cap Growth Fund Class Y                701,741
 1,116,706     Pioneer Short Term Income Fund Class Y                 10,765,049
   646,085     Pioneer Strategic Income Fund Class Y                   7,158,616
--------------------------------------------------------------------------------
               TOTAL MUTUAL FUNDS
               (Cost $58,085,357)                                   $ 67,549,025
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN SECURITIES -- 94.9%
               (Cost $58,085,357) (a)                               $ 67,549,025
--------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 5.1%                 $  3,635,606
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                           $ 71,184,631
================================================================================

*    Affiliated funds managed by Pioneer Investment Management, Inc.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $58,961,237 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost             $8,597,306
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                 (9,518)
                                                                      ----------
     Net unrealized appreciation                                      $8,587,788
                                                                      ==========

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 41

Schedule of Investments | 7/31/14
Pioneer Ibbotson Conservative Allocation Fund (continued)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $8,258,130 and $8,011,888, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities.
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See
               Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                   Level 1            Level 2         Level 3        Total
--------------------------------------------------------------------------------
Mutual Funds       $67,549,025        $      --       $     --       $67,549,025
--------------------------------------------------------------------------------
Total              $67,549,025        $      --       $     --       $67,549,025
================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Schedule of Investments | 7/31/14
Pioneer Ibbotson Moderate Allocation Fund

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               MUTUAL FUNDS -- 98.4%
               PIONEER FUNDS* -- 98.4%
 2,717,659     Pioneer Bond Fund Class Y                            $ 26,524,356
   274,648     Pioneer Core Equity Fund Class Y                        4,512,459
   135,761     Pioneer Disciplined Growth Fund Class Y                 2,377,178
   647,431     Pioneer Disciplined Value Fund Class Y                 13,136,369
   868,250     Pioneer Dynamic Credit Fund Class Y                     8,708,547
   411,785     Pioneer Emerging Markets Fund Class Y                  11,241,734
   125,210     Pioneer Equity Income Fund Class Y                      4,409,891
   165,627     Pioneer Fund Class Y                                    6,770,838
   277,576     Pioneer Fundamental Growth Fund Class Y                 4,874,229
 1,404,875     Pioneer Global Equity Fund Class Y                     19,331,081
   892,387     Pioneer Global High Yield Fund Class Y                  8,870,329
   396,944     Pioneer Global Multisector Income Fund Class Y          4,410,048
   407,607     Pioneer High Yield Fund Class Y                         4,410,307
 1,257,978     Pioneer International Value Fund Class Y               28,920,905
   461,877     Pioneer Mid Cap Value Fund Class Y                     13,449,857
   217,409     Pioneer Multi-Asset Ultrashort Income Fund Class Y      2,189,312
   336,699     Pioneer Oak Ridge Small Cap Growth Fund Class Y        12,962,905
   200,085     Pioneer Real Estate Shares Class Y                      5,678,400
   112,473     Pioneer Select Mid Cap Growth Fund Class Y              4,744,092
 2,282,340     Pioneer Short Term Income Fund Class Y                 22,001,760
   788,862     Pioneer Strategic Income Fund Class Y                   8,740,590
--------------------------------------------------------------------------------
               TOTAL MUTUAL FUNDS
               (Cost $170,693,912)                                  $218,265,187
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN SECURITIES -- 98.4%
               (Cost $170,693,912) (a)                              $218,265,187
--------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 1.6%                 $  3,623,343
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                           $221,888,530
================================================================================

*    Affiliated funds managed by Pioneer Investment Management, Inc.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $173,281,530 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost            $45,011,943
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                (28,286)
                                                                     -----------
     Net unrealized appreciation                                     $44,983,657
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 43

Schedule of Investments | 7/31/14
Pioneer Ibbotson Moderate Allocation Fund (continued)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $22,591,660 and $20,539,212, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities.
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).
               See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                   Level 1            Level 2        Level 3        Total
--------------------------------------------------------------------------------
Mutual Funds       $218,265,187       $     --       $     --       $218,265,187
--------------------------------------------------------------------------------
Total              $218,265,187       $     --       $     --       $218,265,187
================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Schedule of Investments | 7/31/14
Pioneer Ibbotson Growth Allocation Fund

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               MUTUAL FUNDS -- 99.8%
               PIONEER FUNDS* -- 99.8%
 2,514,354     Pioneer Bond Fund Class Y                            $ 24,540,092
   524,733     Pioneer Core Equity Fund Class Y                        8,621,367
   232,223     Pioneer Disciplined Growth Fund Class Y                 4,066,218
   712,776     Pioneer Disciplined Value Fund Class Y                 14,462,222
   161,684     Pioneer Dynamic Credit Fund Class Y                     1,621,692
   631,523     Pioneer Emerging Markets Fund Class Y                  17,240,577
   213,458     Pioneer Equity Income Fund Class Y                      7,517,992
   186,671     Pioneer Fund Class Y                                    7,631,112
   462,549     Pioneer Fundamental Growth Fund Class Y                 8,122,354
 1,906,318     Pioneer Global Equity Fund Class Y                     26,230,942
   458,523     Pioneer Global High Yield Fund Class Y                  4,557,715
   397,586     Pioneer Global Multisector Income Fund Class Y          4,417,180
   206,145     Pioneer High Yield Fund Class Y                         2,230,487
 1,541,503     Pioneer International Value Fund Class Y               35,439,157
   599,996     Pioneer Mid Cap Value Fund Class Y                     17,471,897
       597     Pioneer Oak Ridge Large Cap Growth Fund Class Y            10,839
   357,066     Pioneer Oak Ridge Small Cap Growth Fund Class Y        13,747,035
   288,635     Pioneer Real Estate Shares Class Y                      8,191,473
   211,426     Pioneer Select Mid Cap Growth Fund Class Y              8,917,933
 1,567,403     Pioneer Short Term Income Fund Class Y                 15,109,768
   760,500     Pioneer Strategic Income Fund Class Y                   8,426,340
--------------------------------------------------------------------------------
               TOTAL MUTUAL FUNDS
               (Cost $176,944,380)                                  $238,574,392
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN SECURITIES -- 99.8%
               (Cost $176,944,380) (a)                              $238,574,392
--------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 0.2%                 $    408,565
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                           $238,982,957
================================================================================

*    Affiliated funds managed by Pioneer Investment Management, Inc.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $178,562,042 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost           $ 60,063,548

     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                (51,198)
                                                                    ------------
     Net unrealized appreciation                                    $ 60,012,350
                                                                    ============

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 45

Schedule of Investments | 7/31/14
Pioneer Ibbotson Growth Allocation Fund (continued)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $19,259,251 and $19,239,764, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities.
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).
               See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                   Level 1            Level 2        Level 3        Total
--------------------------------------------------------------------------------
Mutual Funds       $238,574,392       $     --       $     --       $238,574,392
--------------------------------------------------------------------------------
Total              $238,574,392       $     --       $     --       $238,574,392
================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Schedule of Investments | 7/31/14
Pioneer Ibbotson Aggressive Allocation Fund

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               MUTUAL FUNDS -- 99.9%
               PIONEER FUNDS* -- 99.9%
   685,024     Pioneer Bond Fund Class Y                            $  6,685,831
   288,095     Pioneer Core Equity Fund Class Y                        4,733,408
   162,703     Pioneer Disciplined Growth Fund Class Y                 2,848,930
   368,543     Pioneer Disciplined Value Fund Class Y                  7,477,729
   496,569     Pioneer Emerging Markets Fund Class Y                  13,556,335
   112,385     Pioneer Equity Income Fund Class Y                      3,958,198
    98,377     Pioneer Fund Class Y                                    4,021,666
   237,535     Pioneer Fundamental Growth Fund Class Y                 4,171,110
 1,149,071     Pioneer Global Equity Fund Class Y                     15,811,224
 1,086,767     Pioneer International Value Fund Class Y               24,984,776
   421,073     Pioneer Mid Cap Value Fund Class Y                     12,261,641
   269,745     Pioneer Oak Ridge Small Cap Growth Fund Class Y        10,385,175
   207,910     Pioneer Real Estate Shares Class Y                      5,900,481
   129,846     Pioneer Select Mid Cap Growth Fund Class Y              5,476,915
   384,212     Pioneer Short Term Income Fund Class Y                  3,703,806
   425,373     Pioneer Strategic Income Fund Class Y                   4,713,138
--------------------------------------------------------------------------------
               TOTAL MUTUAL FUNDS
               (Cost $90,927,490)                                   $130,690,363
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN SECURITIES -- 99.9%
               (Cost $90,927,490) (a)                               $130,690,363
--------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 0.1%                 $    196,002
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                           $130,886,365
================================================================================

*    Affiliated funds managed by Pioneer Investment Management, Inc.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $92,521,691 was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost           $ 38,168,672
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                     --
                                                                    ------------
     Net unrealized appreciation                                    $ 38,168,672
                                                                    ============

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 47

Schedule of Investments | 7/31/14
Pioneer Ibbotson Aggressive Allocation Fund (continued)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $12,900,585 and $12,556,606, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities.
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See
               Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                  Level 1            Level 2        Level 3         Total
--------------------------------------------------------------------------------
Mutual Funds      $130,690,363       $     --       $      --       $130,690,363
--------------------------------------------------------------------------------
Total             $130,690,363       $     --       $      --       $130,690,363
================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Statements of Assets and Liabilities | 7/31/14

-----------------------------------------------------------------------------------------------------
                                      Conservative  Moderate       Growth            Aggressive
                                      Allocation    Allocation     Allocation        Allocation
                                      Fund          Fund           Fund              Fund
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments in securities of
    affiliated issuers, at value (at
    cost $58,085,357,
    $170,693,912, $176,944,380
    and $90,927,490, respectively)    $67,549,025   $218,265,187   $238,574,392   $130,690,363
 Cash                                   3,499,672      4,055,135        229,990        487,743
 Receivables for:
    Investment Funds sold                   4,115        231,426        249,743         95,071
    Capital stock sold                    195,010        165,927         83,785          7,301
    Dividends                             122,458        222,473        159,355         38,206
    Due from Pioneer Investment
       Management, Inc.                       529            649            278          1,899
 Other assets                              46,474         50,240         31,184         36,534
-----------------------------------------------------------------------------------------------
    Total assets                      $71,417,283   $222,991,037   $239,328,727   $131,357,117
===============================================================================================
LIABILITIES:
  Payables for:
    Investments Funds purchased       $    92,342   $     38,989   $         --   $         --
    Capital stock redeemed                 50,776        844,075        105,399        308,092
  Due to affiliates                        51,738        173,621        184,847         97,699
  Accrued expenses and other
    liabilities                            37,796         45,822         55,524         64,961
-----------------------------------------------------------------------------------------------
    Total liabilities:                $   232,652   $  1,102,507   $    345,770   $    470,752
===============================================================================================
NET ASSETS:
 Paid-in capital                      $62,996,574   $196,097,702   $207,770,074   $116,002,034
 Undistributed net investment
    income                                558,475      2,876,795      2,422,529        842,780
 Accumulated net realized loss
    on investments                     (1,834,086)   (24,657,242)   (32,839,658)   (25,721,322)
 Net unrealized gains on
    investments                         9,463,668     47,571,275     61,630,012     39,762,873
-----------------------------------------------------------------------------------------------
    Total net assets                  $71,184,631   $221,888,530   $238,982,957   $130,886,365
===============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of
  shares authorized)
  Net Assets of Class A shares        $46,872,701   $136,511,322   $163,348,541   $101,176,799
  Net Assets of Class B shares        $ 1,898,181   $  6,761,021   $ 11,269,874   $  6,159,183
  Net Assets of Class C shares        $22,290,456   $ 75,376,745   $ 63,333,344   $ 23,204,915
  Net Assets of Class Y shares        $   123,293   $  3,239,442   $  1,031,198   $    345,468
  Class A Shares outstanding            3,950,721     10,727,055     12,011,758      7,242,939
  Class B Shares outstanding              162,980        547,990        931,248        468,268
  Class C Shares outstanding            1,937,449      6,378,937      4,938,372      1,753,889
  Class Y Shares outstanding               10,888        251,570         74,291         24,551
  Net Asset Value -- Class A share    $     11.86   $      12.73   $      13.60   $      13.97
  Net Asset Value -- Class B share    $     11.65   $      12.34   $      12.10   $      13.15
  Net Asset Value -- Class C share    $     11.51   $      11.82   $      12.82   $      13.23
  Net Asset Value -- Class Y share    $     11.32   $      12.88   $      13.88   $      14.07
MAXIMUM OFFERING PRICE:
 Class A (100/94.25 x net asset
    value per share)                  $     12.58   $      13.51   $      14.43   $      14.82
===============================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 49

Statements of Operations

For the Year Ended 7/31/14

-----------------------------------------------------------------------------------------------------
                                          Conservative   Moderate        Growth          Aggressive
                                          Allocation     Allocation      Allocation      Allocation
                                          Fund           Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income from underlying
     affiliated funds                     $2,006,320     $ 4,767,314     $ 4,471,763     $ 2,022,078
  Interest                                     1,053           1,259             114              89
-----------------------------------------------------------------------------------------------------
         Total Investment Income          $2,007,373     $ 4,768,573     $ 4,471,877     $ 2,022,167
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                         $   89,709     $   281,992     $   303,089     $   163,915
  Transfer agent fees
     Class A                                  36,369         128,242         204,495         152,724
     Class B                                   5,619          23,326          42,590          24,356
     Class C                                  11,854          34,775          42,008          22,821
     Class Y                                     235             463             391             433
  Distribution fees
     Class A                                 112,194         334,080         396,235         241,554
     Class B                                  26,619          85,679         144,203          75,100
     Class C                                 213,341         712,327         589,368         215,295
  Shareholder communications
     expense                                  34,080         116,643         145,034          92,346
  Administrative fees                         35,675          85,151          89,654          54,454
  Custodian fees                              17,187          15,561          11,844          16,586
  Registration fees                           58,723          59,765          58,095          78,500
  Professional fees                           36,816          42,638          67,915          49,818
  Printing fees                               16,576          21,934          17,334          20,129
  Fees and expenses of
     non-affiliated trustees                   6,370           7,273           6,956           6,272
  Insurance expense                              841           2,745           2,491           1,539
  Miscellaneous                                4,654           5,400          10,608           7,418
-----------------------------------------------------------------------------------------------------
     Total expenses                       $  706,862     $ 1,957,994     $ 2,132,310     $ 1,223,260
     Less fees waived and expenses
         reimbursed by Pioneer
         Investment Management, Inc.      $   (1,025)    $    (8,415)    $   (14,450)    $   (10,386)
-----------------------------------------------------------------------------------------------------
     Net expenses                         $  705,837     $ 1,949,579     $ 2,117,860     $ 1,212,874
-----------------------------------------------------------------------------------------------------
         Net investment income            $1,301,536     $ 2,818,994     $ 2,354,017     $   809,293
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain on underlying
     affiliated funds                     $  964,652     $ 5,505,402     $ 4,776,361     $ 2,958,565
  Capital gain on distributions from
     underlying affiliated funds          $  885,970     $ 5,204,261     $ 6,371,225     $ 3,662,700
-----------------------------------------------------------------------------------------------------
                                          $1,850,622     $10,709,663     $11,147,586     $ 6,621,265
-----------------------------------------------------------------------------------------------------
  Change in net unrealized
     appreciation on investments          $1,439,336     $ 7,279,886     $12,104,219     $ 7,799,873
-----------------------------------------------------------------------------------------------------
  Net increase on investments             $3,289,958     $17,989,549     $23,251,805     $14,421,138
-----------------------------------------------------------------------------------------------------
  Net increase in net assets
     resulting from operations            $4,591,494     $20,808,543     $25,605,822     $15,230,431
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                           Conservative                         Moderate
                                          Allocation Fund                   Allocation Fund
                                   -----------------------------    -------------------------------
                                    Year            Year             Year             Year
                                    Ended           Ended            Ended            Ended
                                    7/31/14         7/31/13          7/31/14          7/31/13
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income               $  1,301,536    $  1,480,666     $  2,818,994     $  3,192,855
Net realized gain on investments       1,850,622       1,632,532       10,709,663        6,864,167
Change in net unrealized
  appreciation on investments          1,439,336       2,220,532        7,279,886       16,019,476
---------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations   $  4,591,494    $  5,333,730     $ 20,808,543     $ 26,076,498
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREOWNERS:
Net investment income:
  Class A ($0.36, $0.23,
     $0.21 and $0.22,
     respectively)                  $ (1,350,144)   $   (955,483)    $ (2,249,406)    $ (2,347,138)
  Class B ($0.22, $0.13,
     $0.04 and $0.06,
     respectively)                       (55,077)        (49,375)         (34,306)         (76,356)
  Class C ($0.28, $0.16,
     $0.15 and $0.16,
     respectively)                      (519,914)       (270,274)        (947,689)        (878,923)
  Class Y ($0.27, $0.16,
     $0.24 and $0.25,
     respectively)                        (3,739)         (1,718)         (65,977)        (113,775)
---------------------------------------------------------------------------------------------------
   Total distributions to
     shareowners                    $ (1,928,874)   $ (1,276,850)    $ (3,297,378)    $ (3,416,192)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sales or
  exchange of shares                $ 16,042,138    $ 19,342,329     $ 39,270,319     $ 38,645,530
Reinvestment of distributions          1,723,597       1,169,434        3,036,320        3,147,019
Cost of shares repurchased           (17,505,472)    (19,670,549)     (45,544,611)     (50,543,688)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from Fund
  share transactions                     260,263         841,214       (3,237,972)      (8,751,139)
---------------------------------------------------------------------------------------------------
  Net increase in net assets        $  2,922,883    $  4,898,094     $ 14,273,193     $ 13,909,167
NET ASSETS:
Beginning of year                     68,261,748      63,363,654      207,615,337      193,706,170
---------------------------------------------------------------------------------------------------
End of year                         $ 71,184,631    $ 68,261,748     $221,888,530     $207,615,337
---------------------------------------------------------------------------------------------------
Undistributed net investment
  income, end of year               $    558,475    $  1,170,281     $  2,876,795     $  3,297,033
===================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 51

-------------------------------------------------------------------------------------------------
                                              Growth                         Aggressive
                                          Allocation Fund                  Allocation Fund
                                   -----------------------------    -----------------------------
                                    Year           Year              Year           Year
                                    Ended          Ended             Ended          Ended
                                    7/31/14        7/31/13           7/31/14        7/31/13
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income               $  2,354,017   $  2,678,896      $    809,293   $    957,800
Net realized gain on investments      11,147,586      8,430,071         6,621,265      5,353,388
Change in net unrealized
  appreciation on investments         12,104,219     20,860,423         7,799,873     13,474,283
-------------------------------------------------------------------------------------------------
     Net increase in net assets
        resulting from operations   $ 25,605,822   $ 31,969,390      $ 15,230,431   $ 19,785,471
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREOWNERS:
Net investment income:
  Class A ($0.19, $0.17, $0.13
     and $0.11, respectively)       $ (2,221,392)  $ (2,100,205)     $   (940,355)  $   (843,947)
  Class B ($0.02, $0.06, $0.00
     and $0.00, respectively)            (28,898)      (124,014)               --             --
  Class C ($0.12, $0.10, $0.06
     and $0.04, respectively)           (555,724)      (463,365)          (97,900)       (74,121)
  Class Y ($0.21, $0.20, $0.10
     and $0.15, respectively)            (23,647)       (28,499)           (3,926)       (16,667)
-------------------------------------------------------------------------------------------------
     Total distributions to
        shareowners                 $ (2,829,661)  $ (2,716,083)     $ (1,042,181)  $   (934,735)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE
TRANSACTIONS:
Net proceeds from sales or
  exchange of shares                $ 38,239,391   $ 34,726,733      $ 20,243,654   $ 16,103,690
Reinvestment of distributions          2,678,217      2,589,712         1,012,146        904,418
Cost of shares repurchased           (46,083,872)   (52,707,882)      (24,045,232)   (29,890,561)
-------------------------------------------------------------------------------------------------
     Net decrease in net
        assets resulting from
        Fund share transactions       (5,166,264)   (15,391,437)       (2,789,432)   (12,882,453)
-------------------------------------------------------------------------------------------------
  Net increase in net assets        $ 17,609,897   $ 13,861,870      $ 11,398,818   $  5,968,283
NET ASSETS:
Beginning of year                    221,373,060    207,511,190       119,487,547    113,519,264
-------------------------------------------------------------------------------------------------
End of year                         $238,982,957   $221,373,060      $130,886,365   $119,487,547
-------------------------------------------------------------------------------------------------
Undistributed net investment
  income, end of year               $  2,422,529   $  2,829,068      $    842,780   $  1,041,682
=================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                                                            Conservative Allocation Fund
                                       ------------------------------------------------------------------
                                       '14 Shares        '14 Amount         '13 Shares      '13 Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                               887,243        $ 10,329,684         1,020,934     $ 11,402,241
Reinvestment of distributions             114,334           1,312,556            85,658          931,997
Less shares repurchased                  (926,350)        (10,750,423)       (1,200,704)     (13,407,002)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)               75,227        $    891,817           (94,112)    $ (1,072,764)
=========================================================================================================
Class B
Shares sold                                 8,303        $     94,672            18,697     $    204,015
Reinvestment of distributions               4,767              54,011             4,413           47,265
Less shares repurchased                  (148,745)         (1,699,869)         (146,078)      (1,606,168)
---------------------------------------------------------------------------------------------------------
     Net decrease                        (135,675)       $ (1,551,186)         (122,968)    $ (1,354,888)
=========================================================================================================
Class C
Shares sold                               494,388        $  5,586,236           705,703     $  7,658,490
Reinvestment of distributions              31,902             356,669            17,918          190,116
Less shares repurchased                  (441,817)         (5,000,197)         (428,536)      (4,649,918)
---------------------------------------------------------------------------------------------------------
     Net increase                          84,473        $    942,708           295,085     $  3,198,688
=========================================================================================================
Class Y
Shares sold                                 2,819        $     31,546             7,322     $     77,583
Reinvestment of distributions                  33                 361                 5               56
Less shares repurchased                    (4,982)            (54,983)             (704)          (7,461)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)               (2,130)       $    (23,076)            6,623     $     70,178
=========================================================================================================

                                                              Moderate Allocation Fund
                                       ------------------------------------------------------------------
                                        '14 Shares       '14 Amount         '13 Shares      '13 Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,730,399        $ 21,244,963         1,920,609     $ 21,359,645
Reinvestment of distributions             181,389           2,225,640           216,417        2,311,349
Less shares repurchased                (2,140,186)        (26,312,690)       (2,541,970)     (28,078,906)
---------------------------------------------------------------------------------------------------------
     Net decrease                        (228,398)       $ (2,842,087)         (404,944)    $ (4,407,912)
=========================================================================================================
Class B
Shares sold                                24,572        $    288,491            45,000     $    485,670
Reinvestment of distributions               2,819              33,719             7,130           73,866
Less shares repurchased                  (369,252)         (4,391,960)         (763,142)      (8,143,861)
---------------------------------------------------------------------------------------------------------
     Net decrease                        (341,861)       $ (4,069,750)         (711,012)    $ (7,584,325)
=========================================================================================================
Class C
Shares sold                             1,500,562        $ 17,145,235         1,549,226     $ 16,124,813
Reinvestment of distributions              63,300             724,152            66,229          661,627
Less shares repurchased                (1,136,287)        (13,011,583)       (1,149,577)     (11,914,231)
---------------------------------------------------------------------------------------------------------
     Net increase                         427,575        $  4,857,804           465,878     $  4,872,209
=========================================================================================================
Class Y
Shares sold                                47,248        $    591,630            60,167     $    675,402
Reinvestment of distributions               4,259              52,809             9,293          100,177
Less shares repurchased                  (148,680)         (1,828,378)         (213,103)      (2,406,690)
---------------------------------------------------------------------------------------------------------
     Net decrease                         (97,173)       $ (1,183,939)         (143,643)    $ (1,631,111)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 53

---------------------------------------------------------------------------------------------------------
                                                            Growth Allocation Fund
                                     --------------------------------------------------------------------
                                     '14 Shares        '14 Amount          '13 Shares       '13 Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                           1,736,995        $ 22,612,720         1,955,642       $ 22,648,749
Reinvestment of distributions           169,003           2,208,870           188,344          2,079,338
Less shares repurchased              (2,034,554)        (26,595,672)       (2,559,993)       (29,481,905)
---------------------------------------------------------------------------------------------------------
     Net decrease                      (128,556)       $ (1,774,082)         (416,007)      $ (4,753,818)
=========================================================================================================
Class B
Shares sold                              14,332        $    164,771            20,819       $    210,358
Reinvestment of distributions             2,462              28,776            12,344            121,589
Less shares repurchased                (681,493)         (7,889,671)       (1,055,789)       (10,840,758)
---------------------------------------------------------------------------------------------------------
     Net decrease                      (664,699)       $ (7,696,124)       (1,022,626)      $(10,508,811)
=========================================================================================================
Class C
Shares sold                           1,219,202        $ 15,073,934         1,054,542       $ 11,590,420
Reinvestment of distributions            34,448             426,113            35,111            368,013
Less shares repurchased                (868,349)        (10,778,809)       (1,014,165)       (11,149,890)
---------------------------------------------------------------------------------------------------------
     Net increase                       385,301        $ 4,721,238             75,488       $    808,543
=========================================================================================================
Class Y
Shares sold                              29,478        $    387,966            23,464       $    277,206
Reinvestment of distributions             1,086              14,458             1,848             20,772
Less shares repurchased                 (60,880)           (819,720)         (104,455)        (1,235,329)
---------------------------------------------------------------------------------------------------------
     Net decrease                       (30,316)       $   (417,296)         (79,143)       $   (937,351)
=========================================================================================================

                                                           Aggressive Allocation Fund
                                     --------------------------------------------------------------------
                                     '14 Shares        '14 Amount          '13 Shares       '13 Amount
---------------------------------------------------------------------------------------------------------

Class A
Shares sold                           1,023,474        $ 13,625,106         1,058,283       $ 12,251,455
Reinvestment of distributions            69,771             935,620            75,771            834,246
Less shares repurchased              (1,143,912)        (15,189,252)       (1,662,968)       (19,104,816)
---------------------------------------------------------------------------------------------------------
     Net decrease                       (50,667)       $   (628,526)         (528,914)      $ (6,019,115)
=========================================================================================================
Class B
Shares sold                              13,468        $    166,238            10,143       $    111,293
Reinvestment of distributions                --                  --                --                 --
Less shares repurchased                (269,830)         (3,402,135)         (498,768)        (5,436,594)
---------------------------------------------------------------------------------------------------------
     Net decrease                      (256,362)       $ (3,235,897)         (488,625)      $ (5,325,301)
=========================================================================================================
Class C
Shares sold                             502,457        $  6,358,709           323,630       $  3,543,347
Reinvestment of distributions             5,789              73,811             5,445             57,135
Less shares repurchased                (409,797)         (5,163,008)         (393,437)        (4,286,335)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)             98,449        $  1,269,512           (64,362)      $   (685,853)
=========================================================================================================
Class Y
Shares sold                               6,824        $     93,601            16,401       $    197,595
Reinvestment of distributions               202               2,715             1,182             13,037
Less shares repurchased                 (21,623)           (290,837)          (90,026)        (1,062,816)
---------------------------------------------------------------------------------------------------------
     Net decrease                       (14,597)       $   (194,521)          (72,443)      $   (852,184)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Financial Highlights

----------------------------------------------------------------------------------------------------------
                                                                    Conservative Allocation Fund
                                                           -----------------------------------------------
                                                           Year      Year      Year      Year      Year
                                                           Ended     Ended     Ended     Ended     Ended
                                                           7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $ 11.42   $ 10.73   $ 10.85   $ 10.19   $  9.40
----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (a)                               $  0.25   $  0.28   $  0.28   $  0.26   $  0.25
   Net realized and unrealized gain (loss) on investments     0.55      0.64     (0.09)     0.65      0.86
----------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  0.80   $  0.92   $  0.19   $  0.91   $  1.11
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.36)  $ (0.23)  $ (0.31)  $ (0.25)  $ (0.32)
----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.36)  $ (0.23)  $ (0.31)  $ (0.25)  $ (0.32)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.44   $  0.69   $ (0.12)  $  0.66   $  0.79
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.86   $ 11.42   $ 10.73   $ 10.85   $ 10.19
==========================================================================================================
Total return*                                                 7.10%     8.72%     1.85%     9.04%    11.88%
Ratio of net expenses to average net assets+                  0.76%     0.77%     0.78%     0.78%     0.78%
Ratio of net investment income to average net assets+         2.15%     2.51%     2.69%     2.47%     2.55%
Portfolio turnover rate                                         12%       17%       20%       15%       13%
Net assets, end of period (in thousands)                   $46,873   $44,239   $42,613   $42,882   $35,986
Ratios with no waivers of fees and assumption of
   expenses by the Adviser:
   Total expenses                                             0.76%     0.77%     0.82%     0.80%     0.84%
   Net investment income                                      2.15%     2.51%     2.65%     2.45%     2.49%
==========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 55

----------------------------------------------------------------------------------------------------------
                                                                     Conservative Allocation Fund
                                                           -----------------------------------------------
                                                           Year      Year      Year      Year      Year
                                                           Ended     Ended     Ended     Ended     Ended
                                                           7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 11.18   $ 10.51   $ 10.61   $  9.99   $  9.24
----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (a)                               $  0.16   $  0.18   $  0.19   $  0.17   $  0.16
   Net realized and unrealized gain (loss) on investments     0.53      0.62     (0.09)     0.64      0.83
----------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  0.69   $  0.80   $  0.10   $  0.81   $  0.99
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.22)  $ (0.13)  $ (0.20)  $ (0.19)  $ (0.24)
----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.22)  $ (0.13)  $ (0.20)  $ (0.19)  $ (0.24)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.47   $  0.67   $ (0.10)  $  0.62   $  0.75
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.65   $ 11.18   $ 10.51   $ 10.61   $  9.99
==========================================================================================================
Total return*                                                 6.26%     7.63%     1.04%     8.15%    10.80%
Ratio of net expenses to average net assets+                  1.68%     1.61%     1.68%     1.64%     1.68%
Ratio of net investment income to average net assets+         1.40%     1.67%     1.82%     1.62%     1.67%
Portfolio turnover rate                                         12%       17%       20%       15%       13%
Net assets, end of period (in thousands)                   $ 1,898   $ 3,340   $ 4,429   $ 5,285   $ 6,214
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.72%     1.61%     1.71%     1.64%     1.70%
   Net investment income                                      1.36%     1.67%     1.79%     1.62%     1.64%
==========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

----------------------------------------------------------------------------------------------------------
                                                                     Conservative Allocation Fund
                                                           -----------------------------------------------
                                                           Year      Year      Year      Year      Year
                                                           Ended     Ended     Ended     Ended     Ended
                                                           7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 11.09   $ 10.44   $ 10.56   $  9.96   $  9.21
----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (a)                               $  0.16   $  0.18   $  0.20   $  0.18   $  0.17
   Net realized and unrealized gain (loss) on investments     0.54      0.63     (0.09)     0.63      0.83
----------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  0.70   $  0.81   $  0.11   $  0.81   $  1.00
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.28)  $ (0.16)  $ (0.23)  $ (0.21)  $ (0.25)
----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.28)  $ (0.16)  $ (0.23)  $ (0.21)  $ (0.25)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.41   $  0.65   $ (0.12)  $  0.60   $  0.75
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.51   $ 11.09   $ 10.44   $ 10.56   $  9.96
==========================================================================================================
Total return*                                                 6.42%     7.83%     1.16%     8.18%    10.91%
Ratio of net expenses to average net assets+                  1.49%     1.51%     1.56%     1.55%     1.59%
Ratio of net investment income to average net assets+         1.40%     1.70%     1.91%     1.71%     1.73%
Portfolio turnover rate                                         12%       17%       20%       15%       13%
Net assets, end of period (in thousands)                   $22,290   $20,542   $16,257   $15,068   $14,063
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.49%     1.51%     1.56%     1.55%     1.59%
   Net investment income                                      1.40%     1.70%     1.91%     1.71%     1.73%
==========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 57

----------------------------------------------------------------------------------------------------------
                                                                    Conservative Allocation Fund
                                                           -----------------------------------------------
                                                           Year      Year      Year      Year      Year
                                                           Ended     Ended     Ended     Ended     Ended
                                                           7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 10.86   $ 10.21   $ 10.41   $  9.79   $  9.02
----------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (a)                               $  0.24   $  0.20   $  0.13   $  0.24   $  0.28
   Net realized and unrealized gain (loss) on investments     0.49      0.61     (0.10)     0.65      0.78
----------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $  0.73   $  0.81   $  0.03   $  0.89   $  1.06
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.27)  $ (0.16)  $ (0.23)  $ (0.27)  $ (0.29)
----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.27)  $ (0.16)  $ (0.23)  $ (0.27)  $ (0.29)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.46   $  0.65   $ (0.20)  $  0.62   $  0.77
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.32   $ 10.86   $ 10.21   $ 10.41   $  9.79
==========================================================================================================
Total return*                                                 6.83%     8.00%     0.34%     9.18%    11.89%
Ratio of net expenses to average net assets+                  0.98%     1.43%     2.26%     0.82%     0.63%
Ratio of net investment income to average net assets+         2.13%     1.88%     1.28%     2.36%     2.94%
Portfolio turnover rate                                         12%       17%       20%       15%       13%
Net assets, end of period (in thousands)                   $   123   $   141   $    65   $    72   $   119
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             0.98%     1.43%     2.26%     0.82%     0.63%
   Net investment income                                      2.13%     1.88%     1.28%     2.36%     2.94%
==========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

----------------------------------------------------------------------------------------------------------------
                                                                          Moderate Allocation Fund
                                                           -----------------------------------------------------
                                                           Year       Year       Year        Year       Year
                                                           Ended      Ended      Ended       Ended      Ended
                                                           7/31/14    7/31/13    7/31/12     7/31/11    7/31/10
----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  11.72   $  10.46   $  10.74    $   9.68   $   8.79
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $   0.19   $   0.21   $   0.18    $   0.17   $   0.16
   Net realized and unrealized gain (loss) on investments      1.03       1.27      (0.22)       1.07       1.00
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.22   $   1.48   $  (0.04)   $   1.24   $   1.16
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.21)  $  (0.22)  $  (0.24)   $  (0.18)  $  (0.27)
----------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $  (0.21)  $  (0.22)  $  (0.24)   $  (0.18)  $  (0.27)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.01   $   1.26   $  (0.28)   $   1.06   $   0.89
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  12.73   $  11.72   $  10.46    $  10.74   $   9.68
================================================================================================================
Total return*                                                 10.48%     14.32%     (0.27)%     12.91%     13.26%
Ratio of net expenses to average net assets+                   0.64%      0.66%      0.72%       0.71%      0.73%
Ratio of net investment income to average net assets+          1.57%      1.85%      1.75%       1.59%      1.70%
Portfolio turnover rate                                          10%         9%         9%         14%        10%
Net assets, end of period (in thousands)                   $136,511   $128,425   $118,833    $132,166   $125,354
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                              0.64%      0.66%      0.72%       0.71%      0.73%
   Net investment income                                       1.57%      1.85%      1.75%       1.59%      1.70%
================================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 59

-----------------------------------------------------------------------------------------------------------
                                                                      Moderate Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 11.31   $ 10.04   $ 10.26    $  9.25   $  8.41
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.12   $  0.11   $  0.11    $  0.08   $  0.08
   Net realized and unrealized gain (loss) on investments     0.95      1.22     (0.22)      1.02      0.96
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.07   $  1.33   $ (0.11)   $  1.10   $  1.04
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.04)  $ (0.06)  $ (0.11)   $ (0.09)  $ (0.20)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.04)  $ (0.06)  $ (0.11)   $ (0.09)  $ (0.20)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.03   $  1.27   $ (0.22)   $  1.01   $  0.84
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 12.34   $ 11.31   $ 10.04    $ 10.26   $  9.25
===========================================================================================================
Total return*                                                 9.51%    13.31%    (0.99)%    11.89%    12.39%
Ratio of net expenses to average net assets+                  1.52%     1.52%     1.52%      1.52%     1.52%
Ratio of net investment income to average net assets+         0.99%     1.06%     1.11%      0.83%     0.92%
Portfolio turnover rate                                         10%        9%        9%        14%       10%
Net assets, end of period (in thousands)                   $ 6,761   $10,068   $16,072    $26,166   $33,115
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.62%     1.58%     1.60%      1.53%     1.56%
   Net investment income                                      0.89%     0.99%     1.03%      0.82%     0.88%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------------------
                                                                       Moderate Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 10.92   $  9.77   $ 10.07    $  9.10   $  8.29
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.09   $  0.12   $  0.10    $  0.09   $  0.09
   Net realized and unrealized gain (loss) on investments     0.96      1.19     (0.22)      1.01      0.94
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.05   $  1.31   $ (0.12)   $  1.10   $  1.03
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.15)  $ (0.16)  $ (0.18)   $ (0.13)  $ (0.22)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.15)  $ (0.16)  $ (0.18)   $ (0.13)  $ (0.22)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.90   $  1.15   $ (0.30)   $  0.97   $  0.81
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.82   $ 10.92   $  9.77    $ 10.07   $  9.10
===========================================================================================================
Total return*                                                 9.70%    13.56%    (1.08)%    12.12%    12.43%
Ratio of net expenses to average net assets+                  1.33%     1.34%     1.41%      1.40%     1.44%
Ratio of net investment income to average net assets+         0.81%     1.15%     1.06%      0.89%     0.98%
Portfolio turnover rate                                         10%        9%        9%        14%       10%
Net assets, end of period (in thousands)                   $75,377   $64,989   $53,594    $52,059   $43,725
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.33%     1.34%     1.41%      1.40%     1.44%
   Net investment income                                      0.81%     1.15%     1.06%      0.89%     0.98%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 61

-------------------------------------------------------------------------------------------------------------
                                                                         Moderate Allocation Fund
                                                           --------------------------------------------------
                                                           Year      Year      Year         Year      Year
                                                           Ended     Ended     Ended        Ended     Ended
                                                           7/31/14   7/31/13   7/31/12      7/31/11   7/31/10
-------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 11.86   $ 10.58   $ 10.88      $  9.80   $  8.89
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.23   $  0.25   $  0.22      $  0.21   $  0.20
   Net realized and unrealized gain (loss) on investments     1.03      1.28     (0.23)        1.09      1.02
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.26   $  1.53   $ (0.01)     $  1.30   $  1.22
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.24)  $ (0.25)  $ (0.29)     $ (0.22)  $ (0.31)
-------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.24)  $ (0.25)  $ (0.29)     $ (0.22)  $ (0.31)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.02   $  1.28   $ (0.30)     $  1.08   $  0.91
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 12.88   $ 11.86   $ 10.58      $ 10.88   $  9.80
=============================================================================================================
Total return*                                                10.68%    14.68%     0.00%(b)    13.37%    13.75%
Ratio of net expenses to average net assets+                  0.40%     0.36%     0.38%        0.32%     0.33%
Ratio of net investment income to average net assets+         1.88%     2.26%     2.14%        2.00%     2.10%
Portfolio turnover rate                                         10%        9%        9%          14%       10%
Net assets, end of period (in thousands)                   $ 3,239   $ 4,134   $ 5,208      $ 8,069   $ 8,120
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             0.40%     0.36%     0.38%        0.32%     0.33%
   Net investment income                                      1.88%     2.26%     2.14%        2.00%     2.10%
=============================================================================================================

(a) Calculated using average shares outstanding for the period.
(b) Amount rounds to less than 0.01%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

----------------------------------------------------------------------------------------------------------------
                                                                           Growth Allocation Fund
                                                           -----------------------------------------------------
                                                           Year       Year       Year        Year       Year
                                                           Ended      Ended      Ended       Ended      Ended
                                                           7/31/14    7/31/13    7/31/12     7/31/11    7/31/10
----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  12.32   $  10.75   $  11.09    $   9.77   $   8.74
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $   0.16   $   0.17   $   0.14    $   0.12   $   0.11
   Net realized and unrealized gain (loss) on investments      1.31       1.57      (0.29)       1.33       1.10
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.47   $   1.74   $  (0.15)   $   1.45   $   1.21
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.19)  $  (0.17)  $  (0.19)   $  (0.13)  $  (0.18)
----------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $  (0.19)  $  (0.17)  $  (0.19)   $  (0.13)  $  (0.18)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.28   $   1.57   $  (0.34)   $   1.32   $   1.03
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.60   $  12.32   $  10.75    $  11.09   $   9.77
================================================================================================================
Total return*                                                 11.96%     16.40%     (1.31)%     14.85%     13.90%
Ratio of net expenses to average net assets+                   0.68%      0.69%      0.76%       0.76%      0.79%
Ratio of net investment income to average net assets+          1.24%      1.50%      1.29%       1.11%      1.12%
Portfolio turnover rate                                           8%         6%         7%         12%        11%
Net assets, end of period (in thousands)                   $163,349   $149,586   $134,988    $140,979   $125,433
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                              0.68%      0.69%      0.76%       0.76%      0.80%
   Net investment income                                       1.24%      1.50%      1.29%       1.11%      1.11%
================================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 63

-----------------------------------------------------------------------------------------------------------
                                                                        Growth Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 10.93   $  9.52   $  9.80    $  8.64   $  7.75
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.08   $  0.07   $  0.06    $  0.03   $  0.03
   Net realized and unrealized gain (loss) on investments     1.11      1.40     (0.26)      1.17      0.98
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.19   $  1.47   $ (0.20)   $  1.20   $  1.01
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.02)  $ (0.06)  $ (0.08)   $ (0.04)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.02)  $ (0.06)  $ (0.08)   $ (0.04)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.17   $  1.41   $ (0.28)   $  1.16   $  0.89
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 12.10   $ 10.93   $  9.52    $  9.80   $  8.64
===========================================================================================================
Total return*                                                10.91%    15.46%    (2.01)%    13.90%    13.03%
Ratio of net expenses to average net assets+                  1.57%     1.57%     1.57%      1.57%     1.57%
Ratio of net investment income to average net assets+         0.67%     0.68%     0.59%      0.35%     0.36%
Portfolio turnover rate                                          8%        6%        7%        12%       11%
Net assets, end of period (in thousands)                   $11,270   $17,441   $24,941    $35,567   $39,902
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.67%     1.60%     1.66%      1.61%     1.66%
   Net investment income                                      0.57%     0.64%     0.50%      0.31%     0.27%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------------------
                                                                        Growth Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 11.65   $ 10.18   $ 10.50    $  9.26   $  8.30
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.06   $  0.09   $  0.06    $  0.04   $  0.04
   Net realized and unrealized gain (loss) on investments     1.23      1.48     (0.27)      1.26      1.04
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.29   $  1.57   $ (0.21)   $  1.30   $  1.08
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.12)  $ (0.10)  $ (0.11)   $ (0.06)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.12)  $ (0.10)  $ (0.11)   $ (0.06)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.17   $  1.47   $ (0.32)   $  1.24   $  0.96
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 12.82   $ 11.65   $ 10.18    $ 10.50   $  9.26
===========================================================================================================
Total return*                                                11.09%    15.58%    (1.91)%    14.10%    13.08%
Ratio of net expenses to average net assets+                  1.37%     1.40%     1.46%      1.46%     1.51%
Ratio of net investment income to average net assets+         0.46%     0.78%     0.59%      0.40%     0.40%
Portfolio turnover rate                                          8%        6%        7%        12%       11%
Net assets, end of period (in thousands)                   $63,333   $53,032   $45,570    $48,586   $43,087
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.37%     1.40%     1.46%      1.46%     1.51%
   Net investment income                                      0.46%     0.78%     0.59%      0.40%     0.40%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 65

-----------------------------------------------------------------------------------------------------------
                                                                       Growth Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 12.56   $ 10.95   $ 11.45    $ 10.07   $  9.00
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.28   $  0.20   $  0.17    $  0.17   $  0.15
   Net realized and unrealized gain (loss) on investments     1.25      1.61     (0.44)      1.37      1.14
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.53   $  1.81   $ (0.27)   $  1.54   $  1.29
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.21)  $ (0.20)  $ (0.23)   $ (0.16)  $ (0.22)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.21)  $ (0.20)  $ (0.23)   $ (0.16)  $ (0.22)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.32   $  1.61   $ (0.50)   $  1.38   $  1.07
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 13.88   $ 12.56   $ 10.95    $ 11.45   $ 10.07
===========================================================================================================
Total return*                                                12.25%    16.70%    (2.28)%    15.39%    14.33%
Ratio of net expenses to average net assets+                  0.40%     0.44%     0.50%      0.36%     0.39%
Ratio of net investment income to average net assets+         2.10%     1.71%     1.60%      1.58%     1.54%
Portfolio turnover rate                                          8%        6%        7%        12%       11%
Net assets, end of period (in thousands)                   $ 1,031   $ 1,314   $ 2,012    $ 1,947   $ 2,508
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             0.40%     0.44%     0.50%      0.36%     0.39%
   Net investment income                                      2.10%     1.71%     1.60%      1.58%     1.54%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

66 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------------
                                                                       Aggressive Allocation Fund
                                                           -------------------------------------------------
                                                           Year       Year      Year       Year      Year
                                                           Ended      Ended     Ended      Ended     Ended
                                                           7/31/14    7/31/13   7/31/12    7/31/11   7/31/10
------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  12.47   $ 10.60   $ 11.07    $  9.56   $  8.45
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $   0.11   $  0.11   $  0.08    $  0.06   $  0.04
   Net realized and unrealized gain (loss) on investments      1.52      1.87     (0.42)      1.51      1.16
------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.63   $  1.98   $ (0.34)   $  1.57   $  1.20
------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.13)  $ (0.11)  $ (0.13)   $ (0.06)  $ (0.09)
------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $  (0.13)  $ (0.11)  $ (0.13)   $ (0.06)  $ (0.09)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.50   $  1.87   $ (0.47)   $  1.51   $  1.11
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.97   $ 12.47   $ 10.60    $ 11.07   $  9.56
============================================================================================================
Total return*                                                 13.12%    18.86%    (3.06)%    16.42%    14.16%
Ratio of net expenses to average net assets+                   0.79%     0.82%     0.85%      0.85%     0.85%
Ratio of net investment income to average net assets+          0.79%     0.99%     0.76%      0.52%     0.44%
Portfolio turnover rate                                          10%        6%        7%        11%       12%
Net assets, end of period (in thousands)                   $101,177   $90,921   $82,940    $92,878   $85,488
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                              0.79%     0.82%     0.87%      0.85%     0.88%
   Net investment income                                       0.79%     0.99%     0.74%      0.52%     0.41%
============================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 67

---------------------------------------------------------------------------------------------------------------
                                                                         Aggressive Allocation Fund
                                                           ----------------------------------------------------
                                                           Year       Year       Year       Year        Year
                                                           Ended      Ended      Ended      Ended       Ended
                                                           7/31/14    7/31/13    7/31/12    7/31/11     7/31/10
---------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $  11.72   $   9.95   $ 10.35    $   8.96    $  7.93
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $   0.03   $   0.03   $  0.01    $  (0.02)   $ (0.03)
   Net realized and unrealized gain (loss) on investments      1.40       1.74     (0.40)       1.41       1.08
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.43   $   1.77   $ (0.39)   $   1.39    $  1.05
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $     --   $     --   $ (0.01)   $     --    $ (0.02)
---------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $     --   $     --   $ (0.01)   $     --    $ (0.02)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.43   $   1.77   $ (0.40)   $   1.39    $  1.03
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.15   $  11.72   $  9.95    $  10.35    $  8.96
===============================================================================================================
Total return*                                                 12.20%     17.79%    (3.72)%     15.51%     13.22%
Ratio of net expenses to average net assets+                   1.64%      1.64%     1.64%       1.64%      1.64%
Ratio of net investment income to average net assets+          0.28%      0.25%     0.05%      (0.21)%    (0.33)%
Portfolio turnover rate                                          10%         6%        7%         11%        12%
Net assets, end of period (in thousands)                   $  6,159   $  8,495   $12,074    $ 17,642    $19,256
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                              1.78%      1.73%     1.77%       1.71%      1.76%
   Net investment income (loss)                                0.14%      0.16%    (0.08)%     (0.28)%    (0.45)%
===============================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

-------------------------------------------------------------------------------------------------------------
                                                                        Aggressive Allocation Fund
                                                           --------------------------------------------------
                                                           Year      Year      Year        Year       Year
                                                           Ended     Ended     Ended       Ended      Ended
                                                           7/31/14   7/31/13   7/31/12     7/31/11    7/31/10
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 11.83   $ 10.07   $ 10.50     $  9.08    $  8.04
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.01   $  0.03      0.00(b)  $ (0.01)   $ (0.03)
   Net realized and unrealized gain (loss) on investments     1.45      1.77     (0.38)       1.43       1.10
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.46   $  1.80   $ (0.38)    $  1.42    $  1.07
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.06)  $ (0.04)  $ (0.05)    $    --    $ (0.03)
-------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.06)  $ (0.04)  $ (0.05)    $    --    $ (0.03)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.40   $  1.76   $ (0.43)    $  1.42    $  1.04
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 13.23   $ 11.83   $ 10.07     $ 10.50    $  9.08
=============================================================================================================
Total return*                                                12.35%    17.97%    (3.61)%     15.64%     13.25%
Ratio of net expenses to average net assets+                  1.49%     1.51%     1.56%       1.55%      1.58%
Ratio of net investment income to average net assets+         0.08%     0.31%     0.01%      (0.14)%    (0.31)%
Portfolio turnover rate                                         10%        6%        7%         11%        12%
Net assets, end of period (in thousands)                   $23,205   $19,582   $17,317     $18,899    $18,161
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             1.49%     1.51%     1.56%       1.55%      1.58%
   Net investment income (loss)                               0.08%     0.31%     0.01%      (0.14)%    (0.31)%
=============================================================================================================

(a) Calculated using average shares outstanding for the period.
(b) Amount rounds to less than 0.1%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 69

-----------------------------------------------------------------------------------------------------------
                                                                      Aggressive Allocation Fund
                                                           ------------------------------------------------
                                                           Year      Year      Year       Year      Year
                                                           Ended     Ended     Ended      Ended     Ended
                                                           7/31/14   7/31/13   7/31/12    7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 12.49   $ 10.65   $ 11.24    $  9.67   $  8.55
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                               $  0.25   $  0.22   $  0.12    $  0.11   $  0.08
   Net realized and unrealized gain (loss) on investments     1.43      1.77     (0.55)      1.56      1.16
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.68   $  1.99   $ (0.43)   $  1.67   $  1.24
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.10)  $ (0.15)  $ (0.16)   $ (0.10)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareowners                         $ (0.10)  $ (0.15)  $ (0.16)   $ (0.10)  $ (0.12)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.58   $  1.84   $ (0.59)   $  1.57   $  1.12
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 14.07   $ 12.49   $ 10.65    $ 11.24   $  9.67
===========================================================================================================
Total return*                                                13.50%    18.87%    (3.76)%    17.32%    14.49%
Ratio of net expenses to average net assets+                  0.50%     0.67%     0.55%      0.46%     0.42%
Ratio of net investment income to average net assets+         1.91%     1.89%     1.11%      0.99%     0.88%
Portfolio turnover rate                                         10%        6%        7%        11%       12%
Net assets, end of period (in thousands)                   $   345   $   489   $ 1,189    $ 1,311   $ 1,868
Ratios with no waivers of fees and assumption of expenses
   by the Adviser:
   Total expenses                                             0.50%     0.67%     0.55%      0.46%     0.42%
   Net investment income                                      1.91%     1.89%     1.11%      0.99%     0.88%
===========================================================================================================

(a) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Notes to Financial Statements | 7/31/14

1. Organization and Significant Accounting Policies

Pioneer Ibbotson Asset Allocation Series (the Trust) is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust consists of four separate funds, each issuing four classes of shares (collectively, the Funds, individually, the Fund) as follows:

Pioneer Ibbotson Conservative Allocation Fund (Conservative Fund)
Pioneer Ibbotson Moderate Allocation Fund (Moderate Fund)
Pioneer Ibbotson Growth Allocation Fund (Growth Fund)
Pioneer Ibbotson Aggressive Allocation Fund (Aggressive Fund)

The investment objective of the Conservative Fund, the Moderate Fund and the Growth Fund is to seek long-term capital growth and current income. The investment objective of the Aggressive Fund is to seek long-term capital growth.

Each Fund is a "fund of funds," which means that it seeks to achieve its investment objective by investing exclusively in other Pioneer funds ("underlying funds") managed by Pioneer Investment Management, Inc. (PIM) rather than by direct investment in securities. In the future, the Funds also may invest in regulated investment companies that are not managed by PIM. The Funds indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Funds entails more direct and indirect expenses than direct investment in the underlying funds. A copy of each financial statement is available without charge, upon request from the Fund's principal underwriter Pioneer Funds Distributor, Inc., by calling (1-800-225-6292). This information is also available on the EDGAR database on the Securities and Exchange Commission's web site (www.sec.gov).The filed forms may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Effective as of the close of business on December 31, 2009, the Funds' Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 71

Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at the net asset value of each fund held. Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Temporary cash investments are valued at amortized cost which approximates market value.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

72 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Funds' distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended 7/31/2014 was as follows:

     ---------------------------------------------------------------------------
                               Ordinary           Long-Term
     Fund                      Income             Capital Gains     Total
     ---------------------------------------------------------------------------
     Conservative Fund         $ 1,928,874        $        --       $  1,928,874
     Moderate Fund               3,297,378                 --          3,297,378
     Growth Fund                 2,829,661                 --          2,829,661
     Aggressive Fund             1,042,181                 --          1,042,181

     The following table shows the components of distributable earnings on a federal income tax basis at 7/31/2014:

     ---------------------------------------------------------------------------
                                                      Other         Net
                        Undistributed                 Book/Tax      Unrealized
                        Ordinary       Capital Loss   Temporary     Appreciation
     Fund               Income         Carryforward   Differences   Depreciation
     ---------------------------------------------------------------------------
     Conservative Fund  $   558,475    $    (958,206) $   (875,880) $  9,463,668
     Moderate Fund        2,876,795      (22,069,624)   (2,587,618)   47,571,275
     Growth Fund          2,422,301      (31,221,768)   (1,617,662)   61,630,012
     Aggressive Fund        842,780      (24,127,121)   (1,594,201)   39,762,873

     The differences between book-basis and tax-basis net unrealized appreciation are attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Funds record sales and repurchases of Fund shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Funds and a wholly owned indirect subsidiary of UniCredit
     S.p.A.(UniCredit), earned the following in underwriting commissions on the sale of Class A shares during the year ended July 31, 2014:

     ---------------------------------------------------------------------------
     Fund                                                                Amount
     ---------------------------------------------------------------------------
     Conservative Fund                                                   $18,485
     Moderate Fund                                                       $43,320
     Growth Fund                                                         $59,944
     Aggressive Fund                                                     $34,036

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 73

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of each Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the class of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
     Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by each of the Funds with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares of each Fund can reflect different transfer agent and distribution expense rates.

E.   Risks

     Some of the underlying funds can invest in either high yield securities or small/ emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies in more developed markets, respectively. The Funds' prospectus contains unaudited information regarding the Funds' principal risks. Please refer to that document when considering the Funds' principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Funds' portfolios. Management fees are calculated daily at the following annual rates for each Fund:

On assets up to $2.5 billion   0.13% on investments in underlying funds managed by
                               Pioneer (and cash); and 0.17% on other investments
On the next $1.5 billion       0.11% on investments in underlying funds managed by
                               Pioneer (and cash); and 0.14% on other investments
On the next $1.5 billion       0.10% on investments in underlying funds managed by
                               Pioneer (and cash); and 0.12% on other investments
On the next $1.5 billion       0.08% on investments in underlying funds managed by
                               Pioneer (and cash); and 0.10% on other investments
Over $7 billion                0.08% on investments in underlying funds managed by
                               Pioneer (and cash); and 0.09% on other investments

74 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Each Fund may pay management fees equal to 0.17% of average daily net assets attributable to investments in underlying funds that are not managed by Pioneer. For the year ended July 31, 2014, the effective management fee for each Fund was equivalent to 0.13% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2014 are reflected in the Statement of Operations.

PIM has entered into a sub-advisory agreement with Ibbotson Associates, Inc. (Ibbotson). PIM, not the Funds, pays a portion of the fee it receives from each Fund to Ibbotson Associates as compensation for its services to the Funds.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Funds as administrative reimbursements. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts payable to PIM at July 31, 2014:

--------------------------------------------------------------------------------
Fund                                                                     Amount
--------------------------------------------------------------------------------
Conservative Fund                                                        $10,511
Moderate Fund                                                            $34,154
Growth Fund                                                              $36,052
Aggressive Fund                                                          $20,769

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than underlying fund fees and expenses, as follows. These expense limitations are in effect through December 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above:

--------------------------------------------------------------------------------
Fund                             Class A              Class B            Class C
--------------------------------------------------------------------------------
Conservative Fund                0.78%                1.68%              1.68%
Moderate Fund                    0.74%                1.52%              1.52%
Growth Fund                      0.79%                1.57%              1.57%
Aggressive Fund                  0.85%                1.64%              1.64%

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Funds at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at July 31, 2014:

--------------------------------------------------------------------------------
Fund                                                                     Amount
--------------------------------------------------------------------------------
Conservative Fund                                                        $ 7,563
Moderate Fund                                                            $28,751
Growth Fund                                                              $38,835
Aggressive Fund                                                          $24,634

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 75

4. Distribution Plan

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class B and Class C shares. Pursuant to the Plan, each Fund pays PFD 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with respect to Class A shares. Pursuant to the Plan, each Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and C consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities are the following amounts in distribution fees payable to PFD at July 31, 2014.

--------------------------------------------------------------------------------
Fund                                                                    Amount
--------------------------------------------------------------------------------
Conservative Fund                                                       $ 33,664
Moderate Fund                                                           $110,716
Growth Fund                                                             $109,960
Aggressive Fund                                                         $ 52,296

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD.

For the year ended July 31, 2014, the following CDSCs were paid to PFD:

--------------------------------------------------------------------------------
Fund                                                                     Amount
--------------------------------------------------------------------------------
Conservative Fund                                                        $ 6,101
Moderate Fund                                                            $12,894
Growth Fund                                                              $10,225
Aggressive Fund                                                          $ 3,169

76 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

5. Transactions in Underlying Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each Fund assumes the following to be affiliated issuers:

Pioneer Ibbotson Conservative Allocation Fund


------------------------------------------------------------------------------------------------
                                          Beginning    Acquisitions    Dispositions    Ending
Underlying Funds (Affiliated) (Class Y)   Shares       Shares          Shares          Shares
------------------------------------------------------------------------------------------------
Pioneer Bond Fund                         1,548,643    225,016         (87,199)        1,686,460
Pioneer Core Equity Fund                     98,861      6,145         (19,881)           85,125
Pioneer Disciplined Growth Fund              45,907      3,270          (9,024)           40,153
Pioneer Disciplined Value Fund              113,201     51,733         (27,543)          137,391
Pioneer Dynamic Credit Fund                 269,721     30,399         (14,159)          285,961
Pioneer Emerging Markets Fund                27,575      3,442          (5,223)           25,794
Pioneer Equity Income Fund                   21,310      1,691          (3,208)           19,793
Pioneer Floating Rate Fund                   96,168     10,816          (3,995)          102,989
Pioneer Fund                                 54,532      6,648          (9,874)           51,306
Pioneer Fundamental Growth Fund              91,257      7,176         (18,338)           80,095
Pioneer Global Equity Fund                  238,910     12,036         (46,369)          204,577
Pioneer Global High Yield Fund              402,965     47,620         (20,764)          429,821
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                    120,905     14,584          (6,849)          128,640
Pioneer High Yield Fund                     245,139     17,831         (65,980)          196,990
Pioneer International Value Fund            256,804     17,375         (60,306)          213,873
Pioneer Mid Cap Value Fund                   53,075      6,808         (12,004)           47,879
Pioneer Multi-Asset Ultrashort
    Income Fund                              66,345      7,080          (2,223)           71,202
Pioneer Oak Ridge Small Cap
    Growth Fund                              17,226      3,608          (2,561)           18,273
Pioneer Real Estate Shares                   25,358      5,133          (5,629)           24,862
Pioneer Select Mid Cap Growth Fund           24,463      2,371         (10,197)           16,637
Pioneer Short Term Income Fund            1,082,933    109,783         (76,010)        1,116,706
Pioneer Strategic Income Fund               589,216     90,137         (33,268)          646,085

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 77

------------------------------------------------------------------------------------------------
                                          Realized     Capital Gain    Dividend     Ending
Underlying Funds (Affiliated) (Class Y)   Gain (Loss)  Distributions   Income       Value
------------------------------------------------------------------------------------------------

Pioneer Bond Fund                         $ (8,315)    $     --        $  626,440   $ 16,459,845
Pioneer Core Equity Fund                   108,379           --             7,355      1,398,604
Pioneer Disciplined Growth Fund             42,344           --             2,933        703,085
Pioneer Disciplined Value Fund              78,129      261,204            14,613      2,787,657
Pioneer Dynamic Credit Fund                   (831)          --           101,298      2,868,189
Pioneer Emerging Markets Fund                5,017           --             6,132        704,189
Pioneer Equity Income Fund                  42,684       22,815            17,079        697,114
Pioneer Floating Rate Fund                      11           --            25,995        715,772
Pioneer Fund                                27,324      175,268            25,462      2,097,392
Pioneer Fundamental Growth Fund            108,725       51,557             7,284      1,406,475
Pioneer Global Equity Fund                 139,740           --            54,716      2,814,973
Pioneer Global High Yield Fund              (2,273)          --           287,608      4,272,424
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                    (3,505)       7,756            48,606      1,429,190
Pioneer High Yield Fund                     54,350       72,286           104,173      2,131,428
Pioneer International Value Fund           188,216           --           143,393      4,916,947
Pioneer Mid Cap Value Fund                  68,789      132,723             9,778      1,394,235
Pioneer Multi-Asset Ultrashort
    Income Fund                                (34)          --             7,962        717,004
Pioneer Oak Ridge Small Cap
    Growth Fund                              8,432       33,336                --        703,523
Pioneer Real Estate Shares                   8,725           --            18,162        705,573
Pioneer Select Mid Cap Growth Fund         116,596       29,881                --        701,741
Pioneer Short Term Income Fund              (5,864)          --           196,421     10,765,049
Pioneer Strategic Income Fund              (11,987)      99,144           300,910      7,158,616
                                          --------     --------        ----------   ------------
                                          $964,652     $885,970        $2,006,320   $ 67,549,025
                                          --------     --------        ----------   ------------

78 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Pioneer Ibbotson Moderate Allocation Fund

------------------------------------------------------------------------------------------------
                                          Beginning    Acquisitions    Dispositions    Ending
Underlying Funds (Affiliated) (Class Y)   Shares       Shares          Shares          Shares
------------------------------------------------------------------------------------------------
Pioneer Bond Fund                          2,381,615     336,218              (174)    2,717,659
Pioneer Core Equity Fund                     318,554          --           (43,906)      274,648
Pioneer Disciplined Growth Fund              245,880          --          (110,119)      135,761
Pioneer Disciplined Value Fund               627,827      73,355           (53,751)      647,431
Pioneer Dynamic Credit Fund                  587,132     281,118               --        868,250
Pioneer Emerging Markets Fund                311,641     105,540            (5,396)      411,785
Pioneer Equity Income Fund                   141,847          --           (16,637)      125,210
Pioneer Fund                                 180,119      25,233           (39,725)      165,627
Pioneer Fundamental Growth Fund              459,807          --          (182,231)      277,576
Pioneer Global Equity Fund                 1,552,569          --          (147,694)    1,404,875
Pioneer Global High Yield Fund               924,837       5,752           (38,202)      892,387
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                     328,579      68,365                --       396,944
Pioneer High Yield Fund                      396,720      15,829            (4,942)      407,607
Pioneer International Value Fund           1,186,270      83,024           (11,316)    1,257,978
Pioneer Mid Cap Value Fund                   533,860          --           (71,983)      461,877
Pioneer Multi-Asset Ultrashort
    Income Fund                              182,130      35,279                --       217,409
Pioneer Oak Ridge Small Cap
    Growth Fund                              250,990      86,653              (944)      336,699
Pioneer Real Estate Shares                   175,992      31,404            (7,311)      200,085
Pioneer Select Mid Cap Growth Fund           245,795          --          (133,322)      112,473
Pioneer Short Term Income Fund             2,243,233     167,225          (128,118)    2,282,340
Pioneer Strategic Income Fund                557,557     231,305                --       788,862

------------------------------------------------------------------------------------------------
                                         Realized     Capital Gain   Dividend      Ending
Underlying Funds (Affiliated) (Class Y)  Gain (Loss)  Distributions  Income        Value
------------------------------------------------------------------------------------------------
Pioneer Bond Fund                        $      (43)  $       --     $   978,822   $  26,524,356
Pioneer Core Equity Fund                    235,272           --          25,140       4,512,459
Pioneer Disciplined Growth Fund             707,194           --          13,358       2,377,178
Pioneer Disciplined Value Fund              191,783    1,574,101          80,314      13,136,369
Pioneer Dynamic Credit Fund                      --           --         273,206       8,708,547
Pioneer Emerging Markets Fund               (14,526)          --          86,509      11,241,734
Pioneer Equity Income Fund                  121,280      155,457         113,145       4,409,891
Pioneer Fund                                162,743      667,945          90,378       6,770,838
Pioneer Fundamental Growth Fund           1,514,630      270,638          37,534       4,874,229
Pioneer Global Equity Fund                  478,798           --         383,933      19,331,081
Pioneer Global High Yield Fund              (30,773)          --         619,862       8,870,329
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                         --       21,245         142,731       4,410,048
Pioneer High Yield Fund                       2,768      151,843         213,336       4,410,307
Pioneer International Value Fund             26,023           --         715,339      28,920,905
Pioneer Mid Cap Value Fund                  265,987    1,403,761          95,266      13,449,857
Pioneer Multi-Asset Ultrashort
    Income Fund                                 --            --          23,540       2,189,312
Pioneer Oak Ridge Small Cap
    Growth Fund                               5,584      521,394              --      12,962,905
Pioneer Real Estate Shares                   12,619           --         136,090       5,678,400
Pioneer Select Mid Cap Growth Fund        1,835,936      341,289              --       4,744,092
Pioneer Short Term Income Fund               (9,873)          --         404,607      22,001,760
Pioneer Strategic Income Fund                    --       96,588         334,204       8,740,590
                                         ----------   ----------      ----------   -------------
                                         $5,505,402   $5,204,261      $4,767,314   $ 218,265,187
                                         ----------   ----------      ----------   -------------

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 79

Pioneer Ibbotson Growth Allocation Fund

----------------------------------------------------------------------------------------------------------
                                              Beginning    Acquisitions    Dispositions    Ending
Underlying Funds (Affiliated) (Class Y)       Shares       Shares          Shares          Shares
----------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                               2,229,163        285,191               --        2,514,354
Pioneer Core Equity Fund                          521,874         25,277          (22,418)         524,733
Pioneer Disciplined Growth Fund                   363,811         66,712         (198,300)         232,223
Pioneer Disciplined Growth Fund                   780,471          1,770          (69,465)         712,776
Pioneer Dynamic Credit Fund                        35,382        126,302               --          161,684
Pioneer Emerging Markets Fund                     475,550        155,973               --          631,523
Pioneer Equity Income Fund                        234,993             --          (21,535)         213,458
Pioneer Fund                                      205,658             --          (18,987)         186,671
Pioneer Fundamental Growth Fund                   578,521             --         (115,972)         462,549
Pioneer Global Equity Fund                      1,895,863         24,014          (13,559)       1,906,318
Pioneer Global High Yield Fund                    430,640         27,883               --          458,523
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                          343,220         54,366               --          397,586
Pioneer High Yield Fund                           190,861         15,284               --          206,145
Pioneer International Value Fund                1,496,636         44,867               --        1,541,503
Pioneer Mid Cap Value Fund                        632,892             --          (32,896)         599,996
Pioneer Oak Ridge Large Cap
    Growth Fund                                       597             --               --              597
Pioneer Oak Ridge Small Cap
    Growth Fund                                   249,458        107,608               --          357,066
Pioneer Real Estate Shares                        289,590         41,513          (42,468)         288,635
Pioneer Select Mid Cap Growth Fund                377,365             --         (165,939)         211,426
Pioneer Short Term Income Fund                  1,705,742         42,150         (180,489)       1,567,403
Pioneer Strategic Income Fund                     592,011        168,489               --          760,500

----------------------------------------------------------------------------------------------------------
                                              Realized     Capital Gain    Dividend        Ending
Underlying Funds (Affiliated) (Class Y)       Gain (Loss)  Distributions   Income          Value
----------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                             $        --   $         --    $     913,930  $    24,540,092
Pioneer Core Equity Fund                          104,805             --           42,037        8,621,367
Pioneer Disciplined Growth Fund                 1,319,525             --           24,761        4,066,218
Pioneer Disciplined Value Fund                     96,858      2,008,339          100,639       14,462,222
Pioneer Dynamic Credit Fund                            --             --           38,280        1,621,692
Pioneer Emerging Markets Fund                          --             --          131,185       17,240,577
Pioneer Equity Income Fund                        110,355        263,477          191,619        7,517,992
Pioneer Fund                                      (11,240)       697,664           95,845        7,631,112
Pioneer Fundamental Growth Fund                   930,776        344,295           47,123        8,122,354
Pioneer Global Equity Fund                         31,470             --          479,051       26,230,942
Pioneer Global High Yield Fund                         --             --          308,216        4,557,715
Pioneer Global Multisector Income
    Fund (FKA Pioneer Global
    Aggregate Bond Fund)                               --         21,896          145,036        4,417,180
Pioneer High Yield Fund                                --         74,314          106,277        2,230,487
Pioneer International Value Fund                       --             --          888,744       35,439,157
Pioneer Mid Cap Value Fund                         73,115      1,736,413          118,251       17,471,897
Pioneer Oak Ridge Large Cap
    Growth Fund                                        --             --               --           10,839
Pioneer Oak Ridge Small Cap
    Growth Fund                                        --        522,630               --       13,747,035
Pioneer Real Estate Shares                        108,194             --          212,259        8,191,473
Pioneer Select Mid Cap Growth Fund              2,024,472        603,585               --        8,917,933
Pioneer Short Term Income Fund                    (11,969)            --          297,562       15,109,768
Pioneer Strategic Income Fund                          --         98,612          330,948        8,426,340
                                              -----------   ------------    -------------   --------------
                                              $ 4,776,361   $  6,371,225    $   4,471,763   $  238,574,392
                                              -----------   ------------    -------------   --------------

80 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Pioneer Ibbotson Aggressive Allocation Fund

--------------------------------------------------------------------------------------------------------
                                              Beginning     Acquisitions    Dispositions   Ending
Underlying Funds (Affiliated) (Class Y)       Shares        Shares          Shares         Shares
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                711,759          95,099        (121,834)       685,024
Pioneer Core Equity Fund                         268,530          30,666         (11,101)       288,095
Pioneer Disciplined Growth Fund                  202,305          66,712        (106,314)       162,703
Pioneer Disciplined Value Fund                   384,654          19,706         (35,817)       368,543
Pioneer Emerging Markets Fund                    344,399         152,170              --        496,569
Pioneer Equity Income Fund                       121,608              --          (9,223)       112,385
Pioneer Fund                                     106,445              --          (8,068)        98,377
Pioneer Fundamental Growth Fund                  275,621              --         (38,086)       237,535
Pioneer Global Equity Fund                     1,166,639          15,985         (33,553)     1,149,071
Pioneer International Value Fund               1,106,954           2,304         (22,491)     1,086,767
Pioneer Mid Cap Value Fund                       469,757              --         (48,684)       421,073
Pioneer Oak Ridge Small Cap
    Growth Fund                                  184,764          84,981              --        269,745
Pioneer Real Estate Shares                       208,201          25,398         (25,689)       207,910
Pioneer Select Mid Cap Growth Fund               239,740              --        (109,894)       129,846
Pioneer Short Term Income Fund                   337,445          46,767              --        384,212
Pioneer Strategic Income Fund                    282,231         143,142              --        425,373

--------------------------------------------------------------------------------------------------------
                                              Realized      Capital Gain    Dividend       Ending
Underlying Funds (Affiliated) (Class Y)       Gain (Loss)   Distributions   Income         Value
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                             $  103,168    $         --    $     258,954  $  6,685,831
Pioneer Core Equity Fund                          48,362              --           21,718     4,733,408
Pioneer Disciplined Growth Fund                  705,110              --           16,523     2,848,930
Pioneer Disciplined Value Fund                    84,401         968,058           49,200     7,477,729
Pioneer Emerging Markets Fund                         --              --           99,534    13,556,335
Pioneer Equity Income Fund                        76,348         134,867           98,847     3,958,198
Pioneer Fund                                      21,018         356,279           49,354     4,021,666
Pioneer Fundamental Growth Fund                  299,262         162,595           22,621     4,171,110
Pioneer Global Equity Fund                        75,687              --          290,033    15,811,224
Pioneer International Value Fund                  43,077              --          639,999    24,984,776
Pioneer Mid Cap Value Fund                       158,847       1,246,515           84,610    12,261,641
Pioneer Oak Ridge Small Cap
    Growth Fund                                       --         383,182               --    10,385,175
Pioneer Real Estate Shares                        73,812              --          151,260     5,900,481
Pioneer Select Mid Cap Growth Fund             1,269,473         363,043               --     5,476,915
Pioneer Short Term Income Fund                        --              --           65,821     3,703,806
Pioneer Strategic Income Fund                         --          48,161          173,604     4,713,138
                                              ----------    ------------    -------------  -------------
                                              $2,958,565    $  3,662,700    $   2,022,078  $130,690,363
                                              ----------    ------------    -------------  -------------

6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 81

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Subsequent Event

Upcoming Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSC's). Class A shares acquired through The conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with The conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

82 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Ibbotson Asset Allocation Series:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Pioneer Ibbotson Asset Allocation Series (comprised of the Pioneer Ibbotson Conservative Allocation Fund, the Pioneer Ibbotson Moderate Allocation Fund, the Pioneer Ibbotson Growth Allocation Fund and the Pioneer Ibbotson Aggressive Allocation Fund, the "Funds"), including the schedules of investments, as of July 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Funds for the year ended July 31, 2013, and the financial highlights for the years ended July 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 22, 2014

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 83

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

84 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 85

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2004.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2004.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

86 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

Interested Trustee*

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)**     Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Daniel K. Kingsbury served as Interested Trustee of the Fund, and as President and Chief Executive Officer or Executive Vice President of the Fund from 2007 - 2014. Mr. Kingsbury resigned from his positions effective August 8, 2014.

** Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 87

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)         Since 2014. Serves at  Executive Vice President and Chief Operating Officer  None
Executive Vice President     the discretion of the  of Pioneer since 2005 and Executive Vice President
                             Board.                 of all the Pioneer funds since 2014
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2004. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

88 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2004. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2004. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 89

                           This page for your notes.
90 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

                           This page for your notes.

           Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14 91

                           This page for your notes.

92 Pioneer Ibbotson Asset Allocation Series | Annual Report | 7/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19417-08-0914